Filed with the Securities and Exchange Commission on July 18, 2025

1933 Act Registration File No. 333-287935

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered:

LeaderShares® Activist Leaders® ETF LeaderShares® AlphaFactor® Tactical Focused ETF LeaderShares® AlphaFactor® US Core Equity ETF LeaderShares® Equity Skew ETF LeaderShares® Dynamic Yield ETF

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Two Roads Shared Trust

On behalf of

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® AlphaFactor® US Core Equity ETF

LeaderShares® Equity Skew ETF

LeaderShares® Dynamic Yield ETF

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-480-757-4277

July [    ], 2025

Dear Valued Shareholder:

A Special Meeting of Shareholders of the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF (each, a “Target Fund” and together, the “Target Funds”), each a series of Two Roads Shared Trust (the “Trust”), has been scheduled for August 15, 2025 (the “Special Meeting”) at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 at 10:00 a.m. Eastern time. At the Special Meeting, shareholders of each Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the Target Fund into a corresponding, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Investment Managers Series Trust II (“IMST II”). The Reorganization Agreement will provide for the transfer of all of the assets of the each Target Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Target Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Target Fund to its shareholders in complete liquidation of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The shares of the applicable Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

Two Roads Shared Trust		Investment Managers Series Trust II
LeaderShares® Activist Leaders® ETF	→	LeaderShares® Activist Leaders® ETF
LeaderShares® AlphaFactor® Tactical Focused ETF	→	LeaderShares® AlphaFactor® Tactical Focused ETF
LeaderShares® AlphaFactor® US Core Equity ETF	→	LeaderShares® AlphaFactor® US Core Equity ETF
LeaderShares® Equity Skew ETF	→	LeaderShares® Equity Skew ETF
LeaderShares® Dynamic Yield ETF	→	LeaderShares® Dynamic Yield ETF

On December 10, 2024, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Redwood Investment Management, LLC (“Redwood” or the “Adviser”), the current investment adviser to the Target Funds, approved the Reorganization of each Target Fund, pursuant to the Reorganization Agreement. In order to implement each Reorganization, IMST II has established each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the corresponding Target Fund. Each Acquiring Fund will be managed by Redwood and will have the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund. The current portfolio managers of each Target Fund will continue to serve as portfolio managers of each corresponding Acquiring Fund.

The Reorganizations are not expected to result in any increase in shareholder fees or expenses. Both the Target Funds and the Acquiring Funds operate under a unitary fee contract structure whereby each Fund pays Redwood a management fee and Redwood has agreed to pay all operating expenses incurred by the Fund, except for the management fee and certain other expenses. The management fee for each Target Fund and the corresponding Acquiring Fund are the same. Following the Reorganizations, the overall operating expenses incurred by each Acquiring Fund and paid by Redwood are expected to be lower than the current operating expenses incurred by the corresponding Target Fund and paid by Redwood.

The Reorganization of each Target Fund generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. The Reorganization of each Target Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of the Reorganization relating to the other Target Fund. If the shareholders of a Target Fund do not approve the Reorganization of the Target Fund, then that Reorganization will not be implemented and the Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Target Funds’ investment adviser, Redwood, as well as in reliance upon certain representations and commitments made by Redwood to the Board, the Board has unanimously approved the Reorganizations and the solicitation of the Target Funds’ shareholders with respect to the Reorganization Agreement.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-888-617-1444. If you were a shareholder of record of a Target Fund as of the close of business on June 16, 2025, the record date for the Special Meeting, you are entitled to vote on the proposals applicable to that Target Fund at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,

James Colantino

James Colantino

President

Two Roads Shared Trust

On behalf of

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® AlphaFactor® US Core Equity ETF

LeaderShares® Equity Skew ETF

LeaderShares® Dynamic Yield ETF

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-480-757-4277

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 15, 2025

Two Roads Shared Trust (the “Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Special Meeting”) of the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF, each a series of the Trust (each, a “Target Fund” and together, the “Target Funds”), on August 15, 2025, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote upon the proposal(s) below applicable to your Target Fund(s). Shareholders of each Target Fund will be asked to consider and vote on the sixth proposal, if necessary.

1.	Approval of an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of the LeaderShares® Activist Leaders® ETF (with respect to this first proposal, the “Target Fund”) to the LeaderShares® Activist Leaders® ETF (with respect to this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

2.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® AlphaFactor® Tactical Focused ETF (with respect to this second proposal, the “Target Fund”) to the LeaderShares® AlphaFactor® Tactical Focused ETF (with respect to this second proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

3.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® AlphaFactor® US Core Equity ETF (with respect to this third proposal, the “Target Fund”) to the LeaderShares® AlphaFactor® US Core Equity ETF (with respect to this third proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

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4.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® Equity Skew ETF (with respect to this fourth proposal, the “Target Fund”) to the LeaderShares® Equity Skew ETF (with respect to this fourth proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

5.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® Dynamic Yield ETF (with respect to this fifth proposal, the “Target Fund”) to the LeaderShares® Dynamic Yield ETF (with respect to this fifth proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

6.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Target Funds at the close of business on June 16, 2025 (the “Record Date”), the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Two Roads Shared Trust

James Colantino

James Colantino

President

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts

(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1)	ABC Trust Account	Jane B. Doe, Director
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Two Roads Shared Trust

On behalf of

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® AlphaFactor® US Core Equity ETF

LeaderShares® Equity Skew ETF

LeaderShares® Dynamic Yield ETF

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-480-757-4277

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF (each, a “Target Fund” and together, the “Target Funds”), each a series of Two Roads Shared Trust (the “Trust”), at the special meeting of the Target Funds’ shareholders (“Special Meeting”), and a registration statement for LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to Target Fund shareholders by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to each Target Fund (the “Reorganization Agreement”) between the Trust and IMST II (the form of which is attached as Appendix A) regarding the proposed reorganization of the Target Fund into its corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”). Each Target Fund’s shareholders will vote separately with respect to the Reorganization Agreement.

The Special Meeting will be held on August 15, 2025, to consider the proposals. Approval of the shareholders of a Target Fund is needed to proceed with the Reorganization of that Target Fund. If the shareholders of a Target Fund do not approve the Reorganization of that Target Fund, then the Reorganization of that Target Fund will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders. We are sending this document to you for your use in deciding whether to approve the proposal(s). This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why are the Target Funds reorganizing into the Acquiring Funds?

Answer: Redwood Investment Management, LLC (“Redwood” or the “Adviser”) serves as the investment adviser to the Target Funds. In connection with Redwood’s longer-term strategic objectives, Redwood has proposed, and the Board has approved, that the Target Funds be reconstituted as series of IMST II. The Target Funds currently operate under a unitary fee contract structure. Under this structure, each Target Fund pays Redwood a management fee, and Redwood has agreed to pay all operating expenses incurred by the Target Fund, except for the management fee and certain other expenses. Each Acquiring Fund will also operate under a unitary fee contract structure and will pay Redwood the same management fee currently paid by the corresponding Target Fund. Following the Reorganizations, the overall operating expenses incurred by each Acquiring Fund and paid by Redwood are expected to be lower than the current operating expenses incurred by the corresponding Target Fund and paid by Redwood. In addition to the Target Funds, Redwood also serves as the investment adviser to four mutual fund series of the Trust and is separately proposing that shareholders of those mutual funds approve reorganizations into corresponding series of IMST II. Redwood believes consolidating the Target Funds and the mutual funds under the IMST II umbrella will provide greater efficiencies in the operations, management, and supervision of the funds it manages.

Question: Who will manage the Acquiring Funds?

Answer: Redwood, the current investment adviser to the Target Funds, will continue as the investment adviser to the Acquiring Funds and the portfolio management teams will remain the same. In addition, each Acquiring Fund will have the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund. As a result, the Reorganizations are not expected to change the way your Target Fund’s assets are managed.

Question: How will each Reorganization work?

Answer: Subject to the approval of the shareholders of the applicable Target Fund, pursuant to the Reorganization Agreement, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Target Fund. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.

If the Reorganization of a Target Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund shares you will receive in a Reorganization, depending on which Target Fund shares you currently own:

Two Roads Shared Trust		Investment Managers Series Trust II
LeaderShares® Activist Leaders® ETF	→	LeaderShares® Activist Leaders® ETF
LeaderShares® AlphaFactor® Tactical Focused ETF	→	LeaderShares® AlphaFactor® Tactical Focused ETF
LeaderShares® AlphaFactor® US Core Equity ETF	→	LeaderShares® AlphaFactor® US Core Equity ETF
LeaderShares® Equity Skew ETF	→	LeaderShares® Equity Skew ETF
LeaderShares® Dynamic Yield ETF	→	LeaderShares® Dynamic Yield ETF

If the Reorganization Agreement is approved by shareholders of a Target Fund at the Special Meeting, the Reorganization of that Target Fund is expected to occur on August 22, 2025.

v

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST II have different boards of trustees. The Trust and IMST II have different arrangements for administration and distribution services, and similar arrangements for custody, accounting, and transfer agency services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator/Co-Administrators	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd St. Suite 100 Elkhorn, Nebraska 68022	IMST Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Fund Accounting Agent and Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts, 02110	Same as the Trust
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts, 02110	Same as the Trust

Question: How will a Reorganization affect my investment?

Answer: Following the Reorganization of a Target Fund the shares of which you hold, you will be a shareholder of the corresponding Acquiring Fund, which has the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund, as further described in the attached Proxy Statement/Prospectus. Each Acquiring Fund will be managed in substantially the same way as its corresponding Target Fund. The primary differences will be (1) the service providers that provide Third Party Service Arrangements to the Acquiring Funds may be different, (2) the Acquiring Funds will be series of IMST II instead of the Trust, and (3) the Acquiring Funds will be governed by a different board of trustees than the Target Funds. The Target Funds will also be subject to the compliance and other policies and procedures of IMST II.

In the Reorganization of a Target Fund the shares of which you hold, you will receive shares of the corresponding Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of your shares of the Target Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization of a Target Fund generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of a Target Fund?

Answer: Each Acquiring Fund will pay the same annual management fee rate currently paid by the corresponding Target Fund. Each Fund operates under a unitary fee contract structure. In a unitary fee contract structure, each Fund pays the adviser a fee, and the adviser has agreed to pay all expenses incurred by the Fund except for the management fee and certain other expenses. The unitary fee for each Acquiring Fund is the same as the unitary fee for the corresponding Target Fund as follows:

Target Fund/Acquiring Fund	Annual Management Fee
LeaderShares® Activist Leaders® ETF	0.75%
LeaderShares® AlphaFactor® Tactical Focused ETF	0.99%
LeaderShares® AlphaFactor® US Core Equity ETF	0.75%
LeaderShares® Equity Skew ETF	0.75%
LeaderShares® Dynamic Yield ETF	0.75%

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: Redwood (or an affiliate thereof) will bear the costs and expenses incurred in connection with the Reorganizations and any related transactions, including any brokerage commissions and transaction fees, the Special Meeting, and the solicitation of proxies, regardless of whether or not the Reorganizations are consummated. The estimated costs and expenses of the Reorganizations are [$184,800]. The Target Funds and the Acquiring Funds will not incur any expenses in connection with the Reorganizations. See “Will there be any portfolio repositioning or other costs in connection with a Reorganization?” below.

Question: Will there be any portfolio repositioning or other costs in connection with a Reorganization?

Answer: The Funds do not expect any repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities in connection with the Reorganizations. However, if any such repositioning were to occur, Redwood has agreed to pay for any direct out-of-pocket brokerage commissions and transaction fees associated with the repositioning of the Funds.

Question: Will the shares held by Target Fund shareholders continue to be listed on the New York Stock Exchange following the Reorganization?

Answer: Yes. Each Acquiring Fund’s shares will be listed and traded on the New York Stock Exchange under the same ticker symbol as the corresponding Target Fund as stated below:

Target/Acquiring Fund	Ticker Symbol
LeaderShares® Activist Leaders® ETF	ACTV
LeaderShares® AlphaFactor® Tactical Focused ETF	LSAT
LeaderShares® AlphaFactor® US Core Equity ETF	LSAF
LeaderShares® Equity Skew ETF	SQEW
LeaderShares® Dynamic Yield ETF	DYLD

Question: What is the tax impact on my investment?

Answer: Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the applicable Target Fund or its shareholders for federal income tax purposes. As a condition to the closing of each Reorganization, the applicable Acquiring Fund and the corresponding Target Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganizations?

Answer: Redwood may be deemed to have an interest in the Reorganizations because it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser, and it may also benefit from a reduction in the overall operating expenses currently incurred by the Target Funds, which lowers the amounts required to be paid by Redwood under the unitary fee arrangement with the Acquiring Funds.

Question: What will happen if a Reorganization is not approved?

Answer: The Reorganization of each Target Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of the Reorganizations relating to the other Target Funds. If the shareholders of a Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization of such Target Fund will not be implemented and the Target Fund will continue to operate as a series of the Trust and continue to be managed by Redwood. In such case, the Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What vote is required to approve a proposed Reorganization?

Answer: The approval of a proposed Reorganization requires the affirmative vote of (i) 67% or more of the applicable Target Fund shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund, whichever is less.

Question: What action has the Board taken?

Answer: After careful consideration and upon recommendation of Redwood and, in reliance upon certain representations and commitments made by Redwood to the Board, including with respect to actions taken or to be taken by Redwood, the Board unanimously approved the Reorganization Agreement with respect to each Target Fund and authorized the solicitation of proxies on the proposals with respect to the Target Funds.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote in person by attending the Special Meeting on August 15, 2025. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Redwood has engaged Sodali & Co. to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders, as well as assist the Target Funds in soliciting proxies for the Special Meeting at an anticipated cost of approximately $29,494.

Question: Who do I call if I have questions?

Answer: Please call 1-888-782-0452 if you have any questions regarding the Reorganizations. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

July [     ], 2025

FOR THE REORGANIZATION OF

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® AlphaFactor® US Core Equity ETF

LeaderShares® Equity Skew ETF

LeaderShares® Dynamic Yield ETF

each a series of Two Roads Shared Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-480-757-4277

INTO

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® AlphaFactor® US Core Equity ETF

LeaderShares® Equity Skew ETF

LeaderShares® Dynamic Yield ETF

each a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1888-617-1444

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF, each a series of the Trust (each, a “Target Fund” and together, the “Target Funds”), to be held on August 15, 2025, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote upon the proposal(s) below applicable to your Target Fund(s). Shareholders of each Target Fund will be asked to consider and vote on the sixth proposal, if necessary.

x

1.	Approval of an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of the LeaderShares® Activist Leaders® ETF (with respect to this first proposal, the “Target Fund”) to the LeaderShares® Activist Leaders® ETF (with respect to this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

2.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® AlphaFactor® Tactical Focused ETF (with respect to this second proposal, the “Target Fund”) to the LeaderShares® AlphaFactor® Tactical Focused ETF (with respect to this second proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

3.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® AlphaFactor® US Core Equity ETF (with respect to this third proposal, the “Target Fund”) to the LeaderShares® AlphaFactor® US Core Equity ETF (with respect to this third proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

4.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® Equity Skew ETF (with respect to this fourth proposal, the “Target Fund”) to the LeaderShares® Equity Skew ETF (with respect to this fourth proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

5.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the LeaderShares® Dynamic Yield ETF (with respect to this fifth proposal, the “Target Fund”) to the LeaderShares® Dynamic Yield ETF (with respect to this fifth proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Fund; and

6.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Each Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a newly created series of IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	The Target Funds’ Prospectus and Statement of Additional Information, each dated March 1, 2025 (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001013762-25-000192);

•	The Target Funds’ Annual Financial Statements for the fiscal year ended October 31, 2024, included in the Target Funds’ report on Form N-CSR (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001580642-25-000224); and

•	The Target Funds’ Semi-Annual Financial Statements for the fiscal year ended April 30, 2025, included in the Target Funds’ report on Form N-CSR (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001580642-25-004160).

The Target Funds’ Prospectus dated March 1, 2025, the Target Funds’ Annual Reports to Shareholders for the fiscal year ended October 31, 2024, and the Target Funds’ Semi-Annual Reports to Shareholders for the period ended April 30, 2025, have been previously mailed to shareholders. Copies of these documents, and the Target Funds’ financial statements for the fiscal year ended October 31, 2024 and the Target Funds’ semi-annual financial statements for the fiscal period ended April 30, 2025, are available upon request and without charge by writing to the Trust, calling 1-480-757-4277, visiting the Target Funds’ website at www.leadersharesetfs.com, or visiting the SEC’s website at www.sec.gov.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Funds at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated July [ ], 2025, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-480-757-4277. The Trust expects that this Proxy Statement will be mailed to shareholders on or about July [    ], 2025.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on August 15, 2025. This Proxy Statement is available on the Internet at https://proxyvotinginfo.com/p/leadershares2025.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-888-782-0452. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: July [    ], 2025

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

I.	Proposal – To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Redwood Investment Management, LLC (“Redwood” or the “Adviser”), the investment adviser for the Target Funds, and, in reliance upon certain representations and commitments made by Redwood to the Board of Trustees of the Trust (the “Board”), including with respect to actions taken or to be taken by Redwood, the Board has called the Special Meeting to ask shareholders of each Target Fund to consider and vote on the applicable proposed reorganization (each, a “Reorganization” and together, the “Reorganizations”) of the Target Fund into the corresponding Acquiring Fund, a new series of IMST II (the Target Funds and Acquiring Funds are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”).  The Board considered and approved each Reorganization at a meeting held on December 10, 2024, subject to the approval of the applicable Target Fund’s shareholders.

The Target Funds currently operate as separate series of the Trust. Redwood currently is the investment adviser to the Target Funds and provides day-to-day portfolio management services to the Target Funds’ portfolios. Redwood wishes to reorganize the Target Funds into IMST II. To effectuate this, the Board has approved each Reorganization, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). In order to implement each Reorganization, IMST II has established each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the corresponding Target Fund. Each Acquiring Fund will be managed by Redwood and will have the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund. The current portfolio managers of each Target Fund will continue to serve as portfolio managers for the corresponding Acquiring Fund. If shareholders approve the Reorganization of a Target Fund, then all of the assets of the Target Fund will be acquired by the corresponding Acquiring Fund, all of the liabilities of the Target Fund will be assumed by the Acquiring Fund, and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers. IMST II is not affiliated with the Trust or Redwood. The Trust and IMST II have different Boards of Trustees. Custody, administration, fund accounting and transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following entities:

	Trust	IMST II
Administrator/Co-Administrators	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd St. Suite 100 Elkhorn, Nebraska 68022	IMST Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Fund Accounting Agent and Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts, 02110	Same as the Trust
Independent Registered Public Accounting Firm	Cohen & Company Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts, 02110	Same as the Trust

The Trust believes that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If a Reorganization so qualifies, the applicable Target Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the corresponding Acquiring Fund’s shares in the Reorganization.

The Target Funds will not pay for the costs of the Reorganizations and the Special Meeting. Redwood will bear the costs associated with the Reorganizations, including the Special Meeting, and the solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Redwood also may solicit proxies, without special compensation, by telephone or otherwise.

The Board, comprised solely of Trustees who are not “interested persons” of the Trust, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees” or “Trustees”), unanimously approved the Reorganization with respect to each of the Target Funds. In approving the Reorganizations, the Board considered, among other things: (i) the terms of the Reorganizations, including that each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (ii) that the investment objective, principal investment strategies, policies and risks of each Target Fund are the same or substantially similar as those of its corresponding Acquiring Fund; (iii) that the current investment adviser and portfolio managers of the Target Funds will continue to serve as investment adviser and portfolio managers of the respective Acquiring Funds; (iv) that the management fees for each Target Fund and the corresponding Acquiring Fund are the same and each Fund operates under a unitary fee structure, under which Redwood has agreed to pay all expenses incurred by the Fund, except for the management fee and certain other expenses; (v) that the Target Funds will not bear the cost of the Reorganizations; (vi) the qualifications and experience of the Acquiring Funds’ new service providers upon reorganization and the compliance program of the Acquiring Funds; (vii) that each Reorganization would not result in the dilution of the applicable shareholders’ interests; (viii) that each Reorganization will be submitted to the shareholders of the applicable Target Fund for approval; and (ix) that shareholders of a Target Funds who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Target Fund shares before the Reorganization.

Based on Redwood’s recommendation, as well as in reliance upon certain representations and commitments made by Redwood to the Board, including with respect to actions taken or to be taken by Redwood, the Board approved the solicitation of the shareholders of the Target Funds to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for each Target Fund as of April 30, 2025. Only pro forma information is provided for each Acquiring Fund because each Acquiring Fund will not commence operations until the applicable Reorganization is completed, and the pro forma information is based on the average net assets of the corresponding Target Fund as of April 30, 2025. Each Acquiring Fund and Target Fund operates under a unitary fee contract structure. In a unitary fee contract structure, each Fund pays the adviser a fee, and each adviser has agreed to pay all expenses incurred by the Fund except for the management fee and certain other expenses. The unitary fee for each Acquiring Fund is the same as the unitary fee for the corresponding Target Fund.

LeaderShares® Activist Leaders® ETF (Target Fund)

LeaderShares® Activist Leaders® ETF (Acquiring Fund)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund (Pro Forma)
Management Fee	0.75%[1]	0.75%[2]
Distribution (12b-1) and Service Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%[3]
Total Annual Fund Operating Expenses	0.75%	0.75%

[1]	Redwood provides investment advisory service, and pays most of the Target Fund’s operating expenses (except all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Target Fund may invest, or extraordinary or non-recurring expenses as may arise, such as litigation to which the Target Fund may be a party and indemnification of the trustees and officers with respect thereto) in return for a “unitary fee.”

[2]	Redwood will pay all expenses incurred by the Acquiring Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

[3]	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year by Redwood. Actual expenses may differ from estimates.

Example

The Example below is intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

LeaderShares® Activist Leaders® ETF	One Year	Three Years	Five Years	Ten Years
Target Fund	$77	$240	$417	$930
Acquiring Fund (Pro Forma)	$77	$240	$417	$930

LeaderShares® AlphaFactor® Tactical Focused ETF (Target Fund)

LeaderShares® AlphaFactor® Tactical Focused ETF (Acquiring Fund)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund (Pro Forma)
Management Fee	0.99%[1]	0.99%[2]
Distribution (12b-1) and Service Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%[3]
Total Annual Fund Operating Expenses	0.99%	0.99%

[1]	Redwood provides investment advisory service, and pays most of the Target Fund’s operating expenses (except all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Target Fund may invest, or extraordinary or non-recurring expenses as may arise, such as litigation to which the Target Fund may be a party and indemnification of the trustees and officers with respect thereto) in return for a “unitary fee.”

[2]	Redwood will pay all expenses incurred by the Acquiring Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

[3]	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year by Redwood. Actual expenses may differ from estimates.

Example

The Example below is intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

LeaderShares® AlphaFactor® Tactical Focused ETF	One Year	Three Years	Five Years	Ten Years
Target Fund	$101	$315	$547	$1,213
Acquiring Fund (Pro Forma)	$101	$315	$547	$1,213

LeaderShares® AlphaFactor® US Core Equity ETF (Target Fund)

LeaderShares® AlphaFactor® US Core Equity ETF (Acquiring Fund)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund (Pro Forma)
Management Fee	0.75%[1]	0.75%[2]
Distribution (12b-1) and Service Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%[3]
Total Annual Fund Operating Expenses	0.75%	0.75%

[1]	Redwood provides investment advisory service, and pays most of the Target Fund’s operating expenses (except all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Target Fund may invest, or extraordinary or non-recurring expenses as may arise, such as litigation to which the Target Fund may be a party and indemnification of the trustees and officers with respect thereto) in return for a “unitary fee.”

[2]	Redwood will pay all expenses incurred by the Acquiring Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

[3]	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year by Redwood. Actual expenses may differ from estimates.

Example

The Example below is intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

LeaderShares® AlphaFactor® US Core Equity ETF	One Year	Three Years	Five Years	Ten Years
Target Fund	$77	$240	$417	$930
Acquiring Fund (Pro forma)	$77	$240	$417	$930

LeaderShares® Equity Skew ETF (Target Fund)

LeaderShares® Equity Skew ETF (Acquiring Fund)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund (Pro Forma)
Management Fee	0.75%[1]	0.75%[2]
Distribution (12b-1) and Service Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%[4]
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.81%	0.81%

[1]	Redwood provides investment advisory service, and pays most of the Target Fund’s operating expenses (except all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Target Fund may invest, or extraordinary or non-recurring expenses as may arise, such as litigation to which the Target Fund may be a party and indemnification of the trustees and officers with respect thereto) in return for a “unitary fee.”

[2]	Redwood will pay all expenses incurred by the Acquiring Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

[3]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[4]	“Acquired Fund Fees and Expenses” and “Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year by Redwood. Actual expenses may differ from estimates.

Example

The Example below is intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

LeaderShares® Equity Skew ETF	One Year	Three Years	Five Years	Ten Years
Target Fund	$83	$259	$450	$1,002
Acquiring Fund (Pro Forma)	$83	$259	$450	$1,002

LeaderShares® Dynamic Yield ETF (Target Fund)

LeaderShares® Dynamic Yield ETF (Acquiring Fund)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund (Pro Forma)
Management Fee	0.75%[1]	0.75%[2]
Distribution (12b-1) and Service Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%[3]
Total Annual Fund Operating Expenses	0.75%	0.75%

[1]	Redwood provides investment advisory service, and pays most of the Target Fund’s operating expenses (except all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Target Fund may invest, or extraordinary or non-recurring expenses as may arise, such as litigation to which the Target Fund may be a party and indemnification of the trustees and officers with respect thereto) in return for a “unitary fee.”

[2]	Redwood will pay all expenses incurred by the Acquiring Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

[3]	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year by Redwood. Actual expenses may differ from estimates.

Example

The Example below is intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

LeaderShares® Dynamic Yield ETF	One Year	Three Years	Five Years	Ten Years
Target Fund	$77	$240	$417	$930
Acquiring Fund (Pro Forma)	$77	$240	$417	$930

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives of each Target Fund and its corresponding Acquiring Fund are the same, and the principal investment strategies are substantially similar. Because the investment objectives and principal investment strategies of each Target Fund and its corresponding Acquiring Fund are the same or substantially similar, the risks of investing in each Target Fund and Acquiring Fund are substantially the same. Although a Target Fund and its corresponding Acquiring Fund sometimes use slightly different wording or terminology to describe their respective principal investment strategies and risks, such differences do not result in any substantive difference between the way the Target Fund has been managed and the way the corresponding Acquiring Fund will be managed.

Each Fund’s investment objective, principal investment strategies and risks are discussed in more detail below.

Comparison of Principal Investment Objectives

The investment objective of each Target Fund and its corresponding Acquiring Fund are the same. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Target/Acquiring Fund	Investment Objective
LeaderShares® Activist Leaders® ETF	The Fund seeks to generate long-term capital growth.
LeaderShares® AlphaFactor® Tactical Focused ETF	The Fund seeks to generate long-term capital growth.
LeaderShares® AlphaFactor® US Core Equity ETF	The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the AlphaFactor® US Core Equity Index.
LeaderShares® Equity Skew ETF	The Fund seeks to generate long-term capital growth.
LeaderShares® Dynamic Yield ETF	The Fund seeks current income.

Comparison of Principal Investment Strategies

The principal investment strategies of each Target Fund are substantially similar to the principal investment strategies of its corresponding Acquiring Fund. Each Fund seeks to achieve its investment objective by using the following strategies.

LeaderShares® Activist Leaders® ETF (Target Fund)

LeaderShares® Activist Leaders® ETF (Acquiring Fund)

Target Fund	Acquiring Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that employs an investment approach that focuses on equity securities that are the target of shareholder activism. These equity securities are identified using a proprietary quantitative methodology built on the foundation of tracking legally mandated filings known as “13D” filings that are submitted with the Securities and Exchange Commission (“SEC”). Rules adopted under the Securities Exchange Act of 1934 require a shareholder that acquires, with an activist intent, more than 5% of a company’s shares to file a form with the SEC known as a Schedule 13D that discloses the investor’s identity and the investor’s purpose in acquiring those shares.

The Fund’s Adviser identifies Activist Leader® investors utilizing a proprietary methodology based upon qualitative elements, including research into the effectiveness of activist investors’ achievement of stated objectives and creation of positive shareholder returns in positions that were the subject of a 13D filing by them. Because the Adviser’s identification of Activist Leaders® investors is based on ongoing research, the list of Activist Leaders® investors may change over time.

The Fund will be invested in equity securities of companies listed on a U.S. exchange with market capitalizations of at least $1 billion at the time of initial purchase. The Fund may focus its investments in a particular sector, industry or group of industries.

The Fund may engage in active and frequent trading.

The Fund is an actively managed exchange-traded fund (“ETF”) that employs an investment approach that focuses on equity securities that are the target of shareholder activism. The types of equity securities the Fund invests in include common and preferred stock. These equity securities are identified using a proprietary quantitative methodology that begins with tracking Schedule 13D filings, which are submitted with the Securities and Exchange Commission (“SEC”). Rules adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), require a shareholder that acquires, with an activist intent, more than 5% of a company’s shares, to file a form with the SEC known as a Schedule 13D that discloses the investor’s identity and purpose in acquiring those shares.

The Adviser identifies Activist Leaders® investors utilizing a proprietary methodology based upon qualitative elements, including the effectiveness of activist investors’ achievement of stated objectives and positive shareholder returns in positions that were disclosed in Schedule 13D filings. In evaluating an activist investor’s achievement of stated objectives, the Adviser considers factors such as, for example, whether the target company has improved operations and/or corporate governance practices, the activist investor has attained seats on the target company board, or the target company has spun-off an operating division or sold a significant amount of its assets. The Adviser evaluates activist investors’ achievement of stated objectives because the Adviser believes that activist investors that regularly achieve their stated objectives tend to create positive shareholder returns in the companies that are the target of their shareholder activism.

The Adviser looks for Activist Leaders® investors with: (i) at least 85 Schedule 13D filings, a majority of which have an activism mandate; (ii) 30 or more Schedule 13D filings after 2018; and (iii) a minimum of five Schedule 13D filings per year. An Activist Leaders® investor will be removed from the group if its assets under management drops below $500 million or if such Activist Leaders® investor had no Schedule 13D filings within the last calendar year. Because the Adviser’s identification of activist investors is based on ongoing research, the list of Activist Leaders® investors may change over time.

The Fund will be invested in equity securities of companies listed on a U.S. exchange with market capitalizations of at least $1 billion at the time of initial purchase. The Fund may, from time to time, focus its investments in a particular sector (including the information technology sector), industry or group of industries.

The Fund may engage in active and frequent trading.

LeaderShares® AlphaFactor® Tactical Focused ETF (Target Fund)

LeaderShares® AlphaFactor® Tactical Focused ETF (Acquiring Fund)

Target Fund	Acquiring Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that employs an investment approach that utilizes a quantitative factor-based investment methodology focused on U.S. equities. The Adviser selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Fund expects the average daily trading volume of shares in companies being selected to be in excess of 400,000 shares per day at the time of purchase, however average daily trading volume may change due to market fluctuations. In addition, the Fund expects the market capitalization of the companies in which it invests to be $1 billion and greater, however this could change due to market fluctuations. The Fund will typically be invested in a diversified portfolio of equity securities of companies with market capitalizations of at least $1 billion at the time of initial purchase.

The Adviser employs a multi-factor tactical risk management overlay that seeks to identify periods of above average risk. At times identified by the Adviser as above average risk, the Fund may exit positions in equity securities and become comprised primarily of money market instruments such as treasury bills, certificates of deposit and commercial paper and other short-term instruments, and money market funds, or U.S. government bonds. Such investments can either be direct or through investments in other investment companies, including ETFs. In identifying a time as above average risk, the Fund will consider multiple factors including negative market performance and negative market technical indicators such as advance versus decline breadth, as well as a proprietary set of supply and demand and economic factors.

The Fund may focus its investments in a particular sector, industry or group of industries.

The Fund may engage in active and frequent trading.

The Fund is an actively managed exchange-traded fund (“ETF”) that employs an investment approach that utilizes a quantitative factor-based investment methodology focused on U.S. equities. The types of equity securities the Fund invests in include common and preferred stock. The Adviser selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt-to-asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Fund expects the average daily trading volume of shares in companies being selected to be in excess of 400,000 shares per day at the time of purchase; however, average daily trading volume may change due to market fluctuations. In addition, the Fund expects the market capitalization of the companies in which it invests to be $1 billion and greater, however, this could change due to market fluctuations. The Fund will typically be invested in a diversified portfolio of equity securities of companies with market capitalizations of at least $1 billion at the time of initial purchase.

The Adviser employs a multi-factor tactical risk management overlay that seeks to identify periods of above average risk. At times identified by the Adviser as above average risk, the Fund may exit positions in equity securities and become comprised primarily of money market instruments such as Treasury bills, certificates of deposit, and commercial paper and other short-term instruments, and money market funds, or U.S. government bonds. Such investments can either be direct or through investments in other investment companies, including ETFs. In identifying a time as above average risk, the Fund will consider multiple factors, including negative market performance and negative market technical indicators such as advance versus decline breadth (i.e., the number of stocks increasing in value relative to stocks that are declining in value during a specified period), as well as a proprietary set of supply and demand and economic factors.

The Fund may, from time to time, focus its investments in a particular sector (including the financials and consumer discretionary sectors), industry or group of industries.

The Fund may engage in active and frequent trading.

LeaderShares® AlphaFactor® US Core Equity ETF (Target Fund)

LeaderShares® AlphaFactor® US Core Equity ETF (Acquiring Fund)

Target Fund	Acquiring Fund

The Fund seeks to replicate the Adviser’s proprietary index, the AlphaFactor® US Core Equity Index (the “Index”). The Index utilizes a quantitative rules-based investment methodology that applies a multi-factor ranking process and is focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of top 1,000 market capitalization may be considered large or mid-cap companies. As of February 22, 2024, the market capitalization range of this universe of companies is between $362 million and over $3 trillion. Due to future market fluctuations, the market capitalization of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, and debt/asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization.

Under normal circumstances, at least 80% of the Fund’s net assets, including any borrowings for investment purposes, will be invested in a diversified portfolio of equity securities of U.S. common stocks included in the Index. The Fund may also invest up to 20% of its assets in securities and other instruments not included in its Index but which the Adviser believes will help the Fund track its Index.

As of December 31, 2024, the Index was comprised of one hundred issuers. It is rebalanced to equal weight and reconstituted on a quarterly basis. The composition of the Index will change over time.

The Fund uses as its index calculation agent Solactive, AG (“Calculation Agent”), an organization that is independent of the Fund and the Adviser. The Adviser determines the composition and relative weightings of the securities in the Index and the Calculation Agent publishes information regarding the market value of the Index.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Fund may concentrate its investments in certain sectors, which may include the information technology sector, industrials sector, consumer discretionary sector, and financials sector, to the extent that the Index concentrates in such sectors.

Under normal circumstances, at least 80% of the Fund’s net assets, including any borrowings for investment purposes, will be invested in a diversified portfolio of U.S. common stocks included in the AlphaFactor® US Core Equity Index (the “Index”). The Index, which is a proprietary index of the Adviser, utilizes a quantitative rules-based investment methodology that applies a multi-factor ranking process and is focused on the largest 1,000 U.S. common stocks based on market capitalization. Although the Index focuses on large-cap companies, the Index universe includes both large-and mid-cap companies as of the date of this Prospectus. As of February 3, 2025, the market capitalization range of this universe of companies was between $2.4 billion and over $3.68 trillion. Due to future market fluctuations, the market capitalization range of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, and debt-to-asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Fund may also invest up to 20% of its assets in exchange-traded funds (“ETFs”) which are not included in the Index, but which the Adviser believes will help the Fund track the performance of the Index.

As of December 31, 2024, the Index was comprised of common stock of 100 issuers.  The Index is rebalanced to equal weight and reconstituted on a quarterly basis.  At the time of each reconstitution of the Index, 100 companies are selected for inclusion in the Index and equally-weighted (i.e., each of the 100 companies receives a weight of 1%). The composition of the Index will change over time. Generally, the Index is comprised of 100 issuers however, the number of issuers contained in the Index may be adjusted by the Adviser.

The Adviser uses Solactive, AG as its index calculation agent (the “Calculation Agent”), an organization that is independent of the Fund and the Adviser. The Adviser determines the composition and relative weightings of the securities in the Index and the Calculation Agent publishes information regarding the market value of the Index.

The Fund may concentrate its investments in certain sectors, which may include the information technology sector, industrials sector, consumer discretionary sector, and financials sector, to the extent that the Index concentrates in such sectors.

LeaderShares® Equity Skew ETF (Target Fund)

LeaderShares® Equity Skew ETF (Acquiring Fund)

Target Fund	Acquiring Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that normally invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities. The Fund defines equity securities to include investments in other investment companies, such as ETFs, that invest primarily in equity securities. The Fund employs a contrarian strategy seeking to buy underperforming asset classes and/or factors and sell outperforming asset classes and/or factors based on quantitative research. The primary equity style exposure and factors are large cap growth, large cap value, small cap growth, small cap value, and emerging market equities. The weightings to these equity style exposures represented by equity securities, are determined using proprietary quantitative methodologies that include statistical skew. Skew or skewness measures the asymmetry of a return distribution between different constituents in a group. Measuring the skewness allows the Adviser to take five groups of stocks (Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value and Emerging Markets) and determine the relative weightings of each of these five groups based on how recent returns of such group fits into its historical distribution of returns. This measure of skewness generally leads to security groups that have recently outperformed to have reduced exposure and security groups that have recently underperformed to have increased exposure at each re-balance. The Fund will invest in equity securities with a market capitalization of at least $1 billion.

The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.

The Fund may engage in active and frequent trading.

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities. The Fund defines equity securities to include common and preferred stock as well as shares of other investment companies, such as ETFs, that invest primarily in equity securities. The Fund employs a contrarian strategy that seeks to buy underperforming asset classes and/or factors and sell outperforming asset classes and/or factors based on quantitative research. The primary equity style exposures and factors are large-cap growth, large-cap value, small-cap growth, small-cap value, and emerging markets. The weightings to these equity style exposures are determined using proprietary quantitative methodologies that include statistical skew. Skew or skewness measures the asymmetry of a return distribution between different constituents in a group. Measuring the skewness allows the Adviser to take the five groups of stocks (i.e., large-cap growth, large-cap value, small-cap growth, small-cap value, and emerging markets) and determine the relative weightings of each of these five groups based on how recent returns of such group fits into its historical distribution of returns. This measure of skewness generally leads to groups of stocks that have recently outperformed to have reduced exposure and groups of stocks that have recently underperformed to have increased exposure at each rebalance.

The Fund typically invests in equity securities of U.S. and foreign issuers, including issuers located in emerging market countries, with a market capitalization of at least $1 billion at the time of purchase. The Adviser considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices.

The Fund may engage in active and frequent trading.

LeaderShares® Dynamic Yield ETF (Target Fund)

LeaderShares® Dynamic Yield ETF (Acquiring Fund)

Target Fund	Acquiring Fund

The Fund will be an actively managed exchange-traded fund (“ETF”) that normally invests, directly or indirectly, at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments. The Fund is not managed relative to an index and has broad flexibility to allocate its assets across different types of securities and sectors of the fixed income markets. The principal investments of the Fund include corporate bonds, U.S. government and agency securities, private debt, foreign sovereign bonds, convertible securities, bank loans, asset-backed securities, mortgage-backed securities, and cash equivalent instruments. The Fund may also invest in other investment companies, including other ETFs.

The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest in fixed income instruments of any maturity or duration. The Fund will invest in both investment grade and below investment grade (often referred to as “high yield” or “junk” bonds) securities. The Fund will typically invest a substantial portion of the Fund’s investments in securities of issuers with a range of credit ratings. The Fund may invest up to 50% of its net assets in high yield securities. The Fund may invest without limit in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign issuers, including investing up to 20% of its net assets in issuers located in emerging market countries.

The number of sectors in which the Fund will be invested at any time may vary based upon market and economic conditions and other factors. During periods that the Adviser identifies as above average risk, such as when risk of loss in the non-Treasury bond sectors is elevated or when significant market disruption occurs, the Fund may invest up to 100% of its net assets in U.S. government securities of the same maturity.

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, directly or indirectly, at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments. The Fund is not managed relative to an index and has broad flexibility to allocate its assets across different types of fixed income securities and sectors. The Fund’s principal investments may include corporate bonds, U.S. government and agency securities, private debt, foreign sovereign bonds, convertible securities, bank loans, asset-backed securities, mortgage-backed securities, and cash equivalent instruments. The Fund may also invest in other investment companies, including other ETFs.

The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest in fixed income instruments of any maturity or duration. The Fund will invest in both investment grade and below investment grade (often referred to as “high yield” or “junk” bonds) securities. The Fund typically invests a substantial portion of the Fund’s assets in securities of issuers with a range of credit ratings. The Fund may invest up to 50% of its net assets in high yield securities (often called “junk bonds”). The Fund may invest without limit in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign issuers, including up to 20% of the Fund’s net assets in issuers located in emerging market countries. The Adviser considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Adviser considers “emerging markets” to be those countries that are considered emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices.

Target Fund	Acquiring Fund

The Fund’s top-down investment process is driven by a quantitative model process that incorporates various fundamental and technical inputs to help the Adviser determine the most attractive sectors and segments of the bond market from a risk-reward perspective. The Adviser utilizes its quantitative research models to seek to identify when the opportunities for yield from increased credit risk and/or duration risk is sufficient to compensate for the relative risk of those exposures as compared to lower credit risk and/or shorter duration risk, and when to take more defensive positions if the yield premium relative to risk is less attractive due to greater risk of loss or downside volatility. The strategy seeks to capture higher yields when the Adviser’s research indicates the risk of significant drawdown (or loss in value) is low and moves to a more defensive position when its research indicates the risk of significant drawdown (or loss in value) is high. The Adviser also considers the convexity of the Fund’s portfolio, which measures the sensitivity of a bond’s price to its yield as interest rates fluctuate and takes into account the price impact of pre-payment risk of bonds. Factors that the models and the Adviser take into account include trends in interest rates, credit spreads, and the relative strength of various bond market sectors such as treasuries, investment grade corporate, non-investment grade corporate, mortgage-backed, asset-backed and sovereign debt.

The relative risk across different sectors and segments of the fixed income market is assessed and baskets of representative securities within each such sector and segment are identified to implement the desired risk exposures. The Fund will sell a portfolio holding when the quantitative model outputs indicate a more attractive investment is available or when a change in risk exposure is desired by the Adviser.

The Fund may engage in active and frequent trading. The Fund’s portfolio turnover will vary based on the frequency and magnitude of changes in risks in the fixed income market. The frequency with which the Fund will re-balance its underlying holdings is not pre-determined and will occur when changes to the Fund’s portfolio risk exposures are made by the Adviser, which are currently anticipated to occur between zero to four times in any given calendar year, although there is no limit to the number of re-balancings in a single year and the number may vary from year to year.

The number of sectors in which the Fund will be invested at any time may vary based upon market and economic conditions and other factors. During periods that the Adviser believes involve above average market risk, such as when risk of loss in the non-Treasury bond sectors are elevated or when significant market disruption occurs, the Fund may invest up to 100% of its net assets in U.S. government securities of the same maturity.

The Fund’s top-down investment process is driven by a quantitative model that incorporates various fundamental and technical inputs to help the Adviser determine the most attractive sectors and segments of the fixed income market from a risk-reward perspective. The Adviser utilizes its quantitative research models to seek to identify (i) when the opportunities for higher yields from increased credit risk (e.g., risk of default) and/or duration risk (e.g., risk related to changes in interest rates) are at a level sufficient to compensate for the relative risk of those exposures and (ii) when to take more defensive positions if the yield premium relative to risk is less attractive due to greater risk of loss or downside volatility. The strategy seeks to capture higher yields when the Adviser’s research indicates the risk of significant drawdown (or loss in value) is low and moves to a more defensive position when its research indicates the risk of significant drawdown (or loss in value) is high. The Adviser also considers the convexity of the Fund’s portfolio, which measures the sensitivity of a bond’s price to its yield as interest rates fluctuate and takes into account the price impact of pre-payment risk of bonds. Factors that the models and the Adviser take into account include trends in interest rates, credit spreads, and the relative strength of various fixed income market sectors such as treasuries, investment grade corporate, non-investment grade corporate, mortgage-backed, asset-backed and sovereign debt.

The relative risk across different sectors and segments of the fixed income market is assessed and baskets of representative securities within each such sector and segment are identified to implement the desired risk exposures. The Fund will sell a portfolio holding when the quantitative model outputs indicate a more attractive investment is available or when a change in risk exposure is desired by the Adviser.

The Fund may engage in active and frequent trading. The Fund’s portfolio turnover will vary based on the frequency and magnitude of changes in risks in the fixed income market. The frequency with which the Fund will rebalance its underlying holdings is not pre-determined and will occur when changes to the Fund’s portfolio risk exposures are made by the Adviser, which are currently anticipated to occur between zero to four times in any given calendar year, although there is no limit to the number of rebalancings in a single year and the number may vary from year to year.

Comparison of Principal Investment Risks

This section will help you compare the risks of each Target Fund and the corresponding Acquiring Fund are set forth in the following tables. Although the Funds describe and organize them differently, the principal risks associated with investments in each Target Fund and the corresponding Acquiring Fund are substantially similar because the Funds have the same investment objectives and substantially similar principal investment strategies.

The risks of the Funds are described in the summary sections of their respective prospectuses as follows:

Target Funds	Acquiring Funds

Market Risk (All Target Funds). Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Market Risk (All Acquiring Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Target Funds	Acquiring Funds

ETF Structure Risks (LeaderShares® AlphaFactor® US Core Equity ETF). The Fund is structured as an ETF and as a result is subject to special risks. Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” An investor may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Trading in shares on the exchange on which the Fund is listed may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. The market prices of shares will fluctuate in response to changes in net asset value and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Shares may trade at a discount or premium to net asset value. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to net asset value, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. There may be times when the market price and the net asset value vary significantly. For example, in times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. Additionally, a passively managed ETF, like the Fund, may not track the performance of the Index or, because it tracks the Index, may hold trouble securities.

ETF Structure Risks (All Acquiring Funds). The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•      Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

•     Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the New York Stock Exchange (the “NYSE” or the “Exchange”), which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

•     Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying net asset value.

Target Funds	Acquiring Funds

●    Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

●    Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Target Funds	Acquiring Funds

ETF Structure Risks (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF). The Fund is structured as an ETF and as a result is subject to special risks. Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” An investor may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Trading in shares on the exchange on which the Fund is listed may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. The market prices of shares will fluctuate in response to changes in net asset value and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Shares may trade at a discount or premium to net asset value. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to net asset value, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. There may be times when the market price and the net asset value vary significantly. For example, in times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

See “ETF Structure Risks” above.

Authorized Participant Concentration Risk (All Target Funds). To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (“NAV”) and may face delisting.

See “ETF Structure Risks” above.

Target Funds	Acquiring Funds

Fluctuation of Net Asset Value Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF). Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified Index. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.

See “ETF Structure Risks” above.

Fluctuation of Net Asset Value Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

See “ETF Structure Risks” above.

Active Trading Risk (All Target Funds). A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains and losses, which may affect the taxes you pay as a Fund shareholder.

See “Portfolio Turnover Risk” below.

Target Funds	Acquiring Funds

Activist Risk (LeaderShares® Activist Leaders® ETF). An activist investor uses an equity stake in a company to put public pressure on the company’s management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or to reduce expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. Although the Fund does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the Adviser believes have potential for capital appreciation resulting from such changes. The Adviser’s evaluation of companies may prove incorrect, or the efforts which they invest may not be successful, or even if successful, may have unintended affects or cause the Fund’s investment to lose value.

Activist Risk (LeaderShares® Activist Leaders® ETF). An activist investor uses an equity stake in a company to put public pressure on the company’s management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or to reduce expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. Although the Fund does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the Adviser believes have potential for capital appreciation resulting from such changes.

Asset Allocation Risk (LeaderShares® Dynamic Yield ETF). Asset allocation risk is the risk that the selection by a manager of a fund in which the Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

Same as the Target Fund (LeaderShares® Dynamic Yield ETF).

Bank Loan Risk (LeaderShares® Dynamic Yield ETF). The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Same as the Target Fund (LeaderShares® Dynamic Yield ETF).

Target Funds	Acquiring Funds

Calculation Methodology Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser, nor the Calculation Agent can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Same as the Target Fund (LeaderShares® AlphaFactor® US Core Equity ETF).
Cash Positions Risk (LeaderShares® AlphaFactor® Tactical Focused ETF and LeaderShares® Dynamic Yield ETF). The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.	Cash and Cash Equivalents Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The Fund may hold a significant position in cash and/or cash equivalents. When the Fund’s investments in cash or cash equivalents increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Concentration Risk (LeaderShares® AlphaFactor® US Core Equity ETF). If the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated.

No corresponding risk factor.

Consumer Discretionary Sector Risk (LeaderShares® Activist Leaders® ETF and LeaderShares® AlphaFactor® Tactical Focused ETF). The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector.

See “Sector Focus Risk” below.

Target Funds	Acquiring Funds

Consumer Discretionary Sector Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector. A recent example is the negative impact on the consumer discretionary sector of the aggressive measures taken worldwide by governments in response to COVID-19, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

See “Sector Focus Risk (LeaderShares® AlphaFactor® US Core Equity ETF)” below.

Convertible Securities Risk (LeaderShares® Dynamic Yield ETF). The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Same as the Target Fund (LeaderShares® Dynamic Yield ETF).

Credit Risk (LeaderShares® Dynamic Yield ETF). The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on an investment held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Credit Risk (LeaderShares® Dynamic Yield ETF). If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Target Funds	Acquiring Funds

Credit Spread Risk (LeaderShares® Dynamic Yield ETF). The risk that credit spreads (or the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of lower-rated securities.

Same as the Target Fund (LeaderShares® Dynamic Yield ETF).

Currency Risk (LeaderShares® Dynamic Yield ETF). The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the U.S. or abroad.

Currency Risk (LeaderShares® Dynamic Yield ETF). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk (All Target Funds). There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

Cybersecurity Risk (All Acquiring Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Target Funds	Acquiring Funds

Equity Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, and LeaderShares® Equity Skew ETF). Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions.

Equity Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, and LeaderShares® Equity Skew ETF). The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign (non-U.S.) Investment Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF). Foreign (non-U.S.) securities present greater investment risks than investing in securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. Foreign (non-U.S.) securities may be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Foreign Investment Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since the inauguration of Donald Trump as President of the United States on January 20, 2025, the Trump administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Target Funds	Acquiring Funds

Emerging Markets Risk (LeaderShares® Equity Skew ETF and LeaderShares® Dynamic Yield ETF).

Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Emerging Markets Risk (LeaderShares® Equity Skew ETF and LeaderShares® Dynamic Yield ETF). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Financials Sector Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

See “Sector Focus Risk (LeaderShares® AlphaFactor® US Core Equity ETF)” below.

Target Funds	Acquiring Funds

Fixed Income Securities Risk (LeaderShares® Dynamic Yield ETF). When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which may reduce the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Fixed Income Securities Risk (LeaderShares® Dynamic Yield ETF). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Focus Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The Fund generally expects to invest in approximately 30 stocks at any given time, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.

No corresponding risk factor.

Target Funds	Acquiring Funds

Focus Risk (LeaderShares® Equity Skew ETF). To the extent the Fund invests in a focused group of holdings, the Fund may be more adversely impacted by the changes in the price of individual holdings than funds with a greater number of holdings.

No corresponding risk factor.

High Yield Fixed Income Securities (“Junk Bond”) Risk (LeaderShares® Dynamic Yield ETF). Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative and are higher risk than investment grade instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. Junk bonds may experience more price volatility and a more limited market than the market for investment-grade fixed income security.

High Yield (“Junk”) Bond Risk (LeaderShares® Dynamic Yield ETF). High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

No corresponding risk factor. See “Fixed Income Securities Risk” above.

Interest Rate Risk (LeaderShares® Dynamic Yield ETF).  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Target Funds	Acquiring Funds

Gap Risk (All Target Funds).  The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Same as the Target Funds (All Acquiring Funds).

Geographic and Sector Risk (LeaderShares® Equity Skew ETF). The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crisis adversely affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated.

No corresponding risk factor.

Index Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The Fund is not actively managed, and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index as addressed in the Index methodology. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund. The Fund does not utilize an investment strategy that seeks returns in excess of the Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund did not attempt to track the performance of the Index.

Same as the Target Fund (LeaderShares® AlphaFactor® US Core Equity ETF).

Target Funds	Acquiring Funds

Index Tracking Error Risk (LeaderShares® AlphaFactor® US Core Equity ETF). As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in the Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Same as the Target Fund (LeaderShares® AlphaFactor® US Core Equity ETF).
Issuer-Specific Risk (LeaderShares® Dynamic Yield ETF). The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.	Same as the Target Fund (LeaderShares® Dynamic Yield ETF).

Investment Companies Risk (LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF). When the Fund invests in other investment companies, (including open-end mutual funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

ETF and Mutual Fund Risk (LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF). Investing in ETFs or mutual funds (including other funds managed by the Adviser) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Target Funds	Acquiring Funds

Management Risk (LeaderShares® Activist Leaders® ETF and LeaderShares® Dynamic Yield ETF). The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

Management and Strategy Risk (All Acquiring Funds). The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Management Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results. Management risk includes the risk that the quantitative model used by the Fund’s investment adviser may not perform as expected, particularly in volatile markets.

See “Management and Strategy Risk” above.

Management Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.

See “Management and Strategy Risk” above.

Management Risk (LeaderShares® Equity Skew ETF). The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities.

See “Management and Strategy Risk” above.

Target Funds	Acquiring Funds

Market Capitalization Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF). The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

Market Capitalization Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, and LeaderShares® Equity Skew ETF). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Market Capitalization Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

See “Market Capitalization Risk” above.

Target Funds	Acquiring Funds

Industrials Sector Risk (LeaderShares® Activist Leaders® ETF and LeaderShares® AlphaFactor® US Core Equity ETF). The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

See “Sector Focus Risk (LeaderShares® Activist Leaders® ETF)” below.

Information Technology Sector Risk (LeaderShares® AlphaFactor® US Core Equity ETF). Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

See “Sector Focus Risk” below.

Target Funds	Acquiring Funds

Liquidity Risk (LeaderShares® Dynamic Yield ETF). Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In stressed markets, certain types of securities may suffer periods of illiquidity if they are disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual or other restrictions. Securities of companies with smaller market capitalizations, foreign securities, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Liquidity Risk (LeaderShares® Dynamic Yield ETF). The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Market Events Risk (All Target Funds). There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

Recent Market Events (All Acquiring Funds). Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Target Funds	Acquiring Funds

Model Risk (LeaderShares® Dynamic Yield ETF). The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Model Risk (LeaderShares® Dynamic Yield ETF). The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the Adviser to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. Additionally, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Mortgage-Backed and Asset-Backed Securities Risk (LeaderShares® Dynamic Yield ETF). The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings. The Fund will invest less than 25% of its net assets in asset-backed securities or mortgage-backed securities that are below-investment grade.

Mortgage-Backed and Asset-Backed Securities Risk (LeaderShares® Dynamic Yield ETF). Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Target Funds	Acquiring Funds

Money Market Instrument Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. The SEC’s amendments to money market fund rules intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

Money Market Instrument Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

Odd Lot Pricing Risk (LeaderShares® Dynamic Yield ETF). Bonds may be purchased and held as smaller sized bond positions known as “odd lots”. Pricing services generally value such securities based on bid prices for larger institutional sized bond positions known as “round lots”; and such round lot prices may reflect more favorable pricing than odd lot holdings. The Fund may purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to the Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Fund may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. There can be no assurance that the Fund’s valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market.

No corresponding risk factor.

Target Funds	Acquiring Funds
No corresponding risk factor.

Preferred Stock Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF and LeaderShares® Equity Skew ETF). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Prepayment and Extension Risk (LeaderShares® Dynamic Yield ETF). Many types of fixed income securities are subject to prepayment and extension risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in the Fund’s net asset value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Prepayment and Extension Risk (LeaderShares® Dynamic Yield ETF). Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in the Fund’s net asset value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Portfolio Turnover Risk (LeaderShares® AlphaFactor® US Core Equity ETF and LeaderShares® Dynamic Yield ETF). The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. A higher portfolio turnover may result in higher transactional and brokerage costs. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Portfolio Turnover Risk (All Acquiring Funds). Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Target Funds	Acquiring Funds

Quantitative Investing Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF). The Adviser may use proprietary computer trading modeling systems to implement its investment strategies for the Fund. Investments selected using these models may perform differently than the market as a whole or from their expected performance as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends and technical issues in the construction and implementation of the models. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund if they are accurate. These systems may negatively affect Fund performance for various reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Same as the Target Funds (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF).

Regulatory Risk (LeaderShares® Dynamic Yield ETF). Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

No corresponding risk factor.

Rules-Based Strategy Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® AlphaFactor® US Core Equity ETF). A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.

Rules-Based Strategy Risk (LeaderShares® Activist Leaders® ETF and LeaderShares® AlphaFactor® Tactical Focused ETF). A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors.

Target Funds	Acquiring Funds

Sector Risk (LeaderShares® Activist Leaders® ETF). The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crisis, adversely affecting that sector or region may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector. Economic, legislative, or regulatory developments may occur that significantly affect an entire sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Sector Focus Risk (LeaderShares® Activist Leaders® ETF). The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

•     Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

See “Sector Focus Risk” below and “Financials Sector Risk” and “Consumer Discretionary Sector Risk” above.

Sector Focus Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

•   Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.

•    Consumer Discretionary Sector Risk. Consumer discretionary companies, such as retailers, media companies, and consumer services companies, provide non-essential goods and services. The success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Target Funds	Acquiring Funds
See “Sector Focus Risk” below and “Financials Sector Risk”, “Consumer Discretionary Sector Risk”, “Information Technology Sector Risk” and “Industrials Sector Risk” above.

Sector Focus Risk (LeaderShares® AlphaFactor® US Core Equity ETF). The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

•    Consumer Discretionary Sector Risk. Consumer discretionary companies, such as retailers, media companies, and consumer services companies, provide non-essential goods and services. The success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•   Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.

Target Funds	Acquiring Funds

•    Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

•    Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Target Funds	Acquiring Funds

Sector Risk (LeaderShares® Dynamic Yield ETF). The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crisis, adversely affecting that sector or region may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector. Economic, legislative, or regulatory developments may occur that significantly affect an entire sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Sector Focus Risk (LeaderShares® Dynamic Yield ETF). The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.
Tactical Overlay Strategy Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The Adviser employs a multi-factor tactical risk management overlay that seeks to identify periods of above average risk and exit positions in equity securities during such periods of above average risk. The failure of the overlay strategy to timely or properly identify periods of above average risk may prevent the Fund from avoiding losses in bad markets or may cause the Fund to miss gains in good markets.	Same as the Target Fund (LeaderShares® AlphaFactor® Tactical Focused ETF).

Underlying Funds Risk (LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® Equity Skew ETF, and LeaderShares® Dynamic Yield ETF). The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

See “ETF and Mutual Fund Risk” above.

U.S. Government Securities Risk (LeaderShares® AlphaFactor® Tactical Focused ETF). The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Government-Sponsored Entities Risk (LeaderShares® AlphaFactor® Tactical Focused ETF and LeaderShares® Dynamic Yield ETF). Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Target Funds	Acquiring Funds

U.S. Government Securities Risk (LeaderShares® Dynamic Yield ETF). The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future. Additionally, the U.S. Government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

See “Government-Sponsored Entities Risk” above.

Valuation Risk (LeaderShares® Dynamic Yield ETF). The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

Same as the Target Fund (LeaderShares® Dynamic Yield ETF).

Variable or Floating Rate Securities Risk (LeaderShares® Dynamic Yield ETF). Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline. Although floating rate securities are less sensitive to interest rate risk, they are subject to credit risk and default risk which could impair their value.

Variable or Floating Rate Securities Risk (LeaderShares® Dynamic Yield ETF). Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Target Funds	Acquiring Funds

Volatility Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, and LeaderShares® Dynamic Yield ETF). The Fund’s investments may appreciate or decrease significantly in value over short periods of time.  The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Volatility Risk (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, LeaderShares® AlphaFactor® US Core Equity ETF, and LeaderShares® Dynamic Yield ETF). The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share (“NAV”) to experience significant increases or declines in value over short periods of time.

Yield Curve Risk (LeaderShares® Dynamic Yield ETF). This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Same as the Target Fund (LeaderShares® Dynamic Yield ETF).

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental investment limitations for each Target Fund and for each Acquiring Fund are set forth in the following tables. The fundamental investment limitations of the Target Funds and Acquiring Funds are substantially similar. The fundamental investment limitations may only be amended with shareholder approval.

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® Equity Skew ETF

Policy	Fundamental Investment Policies for the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF (Target Funds)	Fundamental Investment Policies for the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF (Acquiring Funds)
Concentration

The Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result more than 25% of the Fund’s total assets, taken at the time of the investment, would be invested in the securities of issuers whose principal business activities are in the same industry.

The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).
Issuing Senior Securities and Borrowing Money

The Fund may not issue senior securities, except as otherwise permitted under applicable securities laws.

The Fund may not borrow money, except to the extent permitted under applicable securities laws.

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Loans	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief.	The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.
Commodities	The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy shall not prevent the Fund from investing in securities or other instruments backed by real estate (e.g., REITs) or in securities of issuers engaged in the real estate business.

The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).

Policy	Fundamental Investment Policies for the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF (Target Funds)	Fundamental Investment Policies for the LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF (Acquiring Funds)
Underwriting

The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund may be considered an underwriter under applicable securities laws in the disposition of portfolio securities or in the purchase of securities directly from the issuer thereof.

The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Diversification (LeaderShares® Activist Leaders® ETF and LeaderShares® AlphaFactor® Tactical Focused ETF only)

With respect to 75% of its total assets, each of the LeaderShares® Activist Leaders® ETF and LeaderShares® AlphaFactor® Tactical Focused ETF may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of a single issuer. In the event a Fund invests in underlying investment companies, the Fund will “look through” to the underlying assets in the underlying funds to determine diversification.

The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

LeaderShares® AlphaFactor® US Core Equity ETF

Policy	Fundamental Investment Policies for the LeaderShares® AlphaFactor® US Core Equity ETF (Target Fund)	Fundamental Investment Policies for the LeaderShares® AlphaFactor® US Core Equity ETF (Acquiring Fund)
Concentration

The Fund may not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of a given industry or group of industries. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities).

The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that the Index concentrates in a particular industry.

Policy	Fundamental Investment Policies for the LeaderShares® AlphaFactor® US Core Equity ETF (Target Fund)	Fundamental Investment Policies for the LeaderShares® AlphaFactor® US Core Equity ETF (Acquiring Fund)
Issuing Senior Securities and Borrowing Money

The Fund may not issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder.

The Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Loans

The Fund may not make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Commodities

The Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Policy	Fundamental Investment Policies for the LeaderShares® AlphaFactor® US Core Equity ETF (Target Fund)	Fundamental Investment Policies for the LeaderShares® AlphaFactor® US Core Equity ETF (Acquiring Fund)
Real Estate

The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).

Underwriting Margin

The Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities).

The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Diversification	The Fund is a “diversified” series of the Trust, meaning that it is subject to diversification requirements of the 1940 Act, which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

LeaderShares® Dynamic Yield ETF

Policy	Fundamental Investment Policies for the LeaderShares® Dynamic Yield ETF (Target Fund)	Fundamental Investment Policies for the LeaderShares® Dynamic Yield ETF (Acquiring Fund)
Concentration

The Fund may not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

Issuing Senior Securities and Borrowing Money

The Fund may not issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder.

The Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Loans

The Fund may not make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Policy	Fundamental Investment Policies for the LeaderShares® Dynamic Yield ETF (Target Fund)	Fundamental Investment Policies for the LeaderShares® Dynamic Yield ETF (Acquiring Fund)
Commodities

The Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Real Estate

The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).

Underwriting and Margin

The Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities).

The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

Policy	Fundamental Investment Policies for the LeaderShares® Dynamic Yield ETF (Target Fund)	Fundamental Investment Policies for the LeaderShares® Dynamic Yield ETF (Acquiring Fund)
Diversification

The Fund is a “diversified” series of the Trust, meaning that it is subject to diversification requirements of the 1940 Act, which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

The non-fundamental investment limitations of for each Target Fund and each Acquiring Fund are set forth in the following table. These non-fundamental investment limitations may be amended without shareholder approval.

Policy	Target Funds’ Non-Fundamental Investment Policies	Acquiring Funds’ Non-Fundamental Investment Policies
Illiquid Investments (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF only)

With respect to LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF, each Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Each Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
Pledging (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF only)

With respect to LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF, each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

See “Issuing Senior Securities and Borrowing Money” above for each of Acquiring Funds.

Policy	Target Funds’ Non-Fundamental Investment Policies	Acquiring Funds’ Non-Fundamental Investment Policies
Borrowing (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF only)

With respect to LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF, each Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

See “Issuing Senior Securities and Borrowing Money” above for the Acquiring Funds.
Margin Purchases (LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF only)	With respect to LeaderShares® Activist Leaders® ETF, LeaderShares® AlphaFactor® Tactical Focused ETF, and LeaderShares® Equity Skew ETF, each Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.	No corresponding non-fundamental policy.

E.	Comparison of Investment Advisory Agreements

Redwood and the Trust have entered into an investment advisory agreement with respect to the Target Funds, (the “Current Investment Advisory Agreement”). The Current Investment Advisory Agreement describes the services Redwood provides to the Target Funds, which generally include investment research and management for the Target Funds and the purchase and sale of securities for the Target Funds’ portfolios. Under the terms of the Current Investment Advisory Agreement, Redwood is not subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Current Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence in the performance of Redwood’s duties, or by reason of reckless disregard of Redwood’s obligations and duties under the Current Investment Advisory Agreement.

The Current Investment Advisory Agreement continues in effect from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Target Fund. The Current Investment Advisory Agreement may be terminated with respect to a Target Fund at any time without penalty on 60 days’ written notice by a vote of a majority of the Trustees, by Redwood, or by holders of a majority of the Target Fund’s outstanding shares. The Current Investment Advisory Agreement shall terminate automatically in the event of its assignment. The Current Investment Advisory Agreements were last approved by the Board of the Trust, including a majority of the Independent Trustees, at a meeting held on December 10, 2024.

Pursuant to the terms of the Current Investment Advisory Agreement, Redwood is entitled to receive, on a monthly basis, the management fees listed in the table below as a percentage of each Target Fund’s average daily net assets. Each Target Fund’s management fee is a “unitary” fee that includes all operating expenses payable by a Fund, except for brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which a Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation to which a Fund may be a party and indemnification of the trustees and officers with respect thereto.

Target Fund	Management Fee
LeaderShares® Activist Leaders® ETF	0.75%
LeaderShares® AlphaFactor® Tactical Focused ETF	0.99%
LeaderShares® AlphaFactor® US Core Equity ETF	0.75%
LeaderShares® Equity Skew ETF	0.75%
LeaderShares® Dynamic Yield ETF	0.75%

Similar to the Current Investment Advisory Agreement, the new investment advisory agreement between IMST II and Redwood (the “New Investment Advisory Agreement”) describes the services Redwood will provide to the Acquiring Funds, which are similar to the services currently provided by Redwood to the Target Funds. Redwood is not liable to IMST II under the terms of the New Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Redwood or IMST II in connection with the performance of the New Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Redwood with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Redwood’s part in the performance of its duties or from reckless disregard by Redwood of its duties under the New Investment Advisory Agreement. The New Investment Advisory Agreement may be terminated with respect to an Acquiring Fund at any time, without the payment of any penalty: (i) by the Board of IMST II or by a vote of a majority of the outstanding voting securities of the Acquiring Fund on 60 days’ written notice to Redwood; or (ii) by Redwood on 60 days’ written notice to IMST II. In addition, as with the Current Investment Advisory Agreements, the New Investment Advisory Agreement will terminate automatically upon its assignment. If a Reorganization is approved by the shareholders of a Target Fund, the New Investment Advisory Agreement with respect to that Acquiring Fund would go into effect following the Reorganization and would continue in force for a period of two years, unless sooner terminated as provided in the New Investment Advisory Agreement. The New Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

For its services under the New Investment Advisory Agreement, Redwood will be entitled to receive, on a monthly basis, the management fees listed in the table below as a percentage of each Acquiring Fund’s average daily net assets, which are the same rates that Redwood currently is entitled to receive from the Target Funds. Each Acquiring Fund’s management fee is a “unitary” fee that includes all operating expenses payable by a Fund, except for unitary fee paid to Redwood, interest, dividends and other expenses on securities sold short, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Acquiring Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Acquiring Fund	Management Fee
LeaderShares® Activist Leaders® ETF	0.75%
LeaderShares® AlphaFactor® Tactical Focused ETF	0.99%
LeaderShares® AlphaFactor® US Core Equity ETF	0.75%
LeaderShares® Equity Skew ETF	0.75%
LeaderShares® Dynamic Yield ETF	0.75%

F.	Comparison of Distributions and Dividend Reinvestment Plan, Purchase and Redemption Process, and Distribution Plan

Set forth below is a comparison of the Funds’ distribution, purchase and redemption processes, and the Funds’ distribution plan. Additional information regarding the Acquiring Fund’s shares is included in Appendix B.

Distributions and Dividend Reinvestment Plan

The Funds distribute their net investment income annually (the LeaderShares® Dynamic Yield ETF distributes net investment income, if any, monthly) and their net realized capital gains at least annually, if any. The Funds have not established dividend reinvestment plans, but dividends may be reinvested automatically in additional shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Purchase and Redemption

The Target Funds and the Acquiring Funds issue and redeem shares on a continuous basis, at net asset value, only in large, specified blocks of Shares (each, a “Creation Unit”). The Funds’ shares are generally not individually redeemable securities, except when aggregated as Creation Units. Shares of each Target Fund are listed and traded on the New York Stock Exchange (“NYSE”) and shares of each Acquiring Funds will be listed and traded on the NYSE under the same ticker symbol as the corresponding Target Fund as stated below:

Target/Acquiring Fund	Ticker Symbol
LeaderShares® Activist Leaders® ETF	ACTV
LeaderShares® AlphaFactor® Tactical Focused ETF	LSAT
LeaderShares® AlphaFactor® US Core Equity ETF	LSAF
LeaderShares® Equity Skew ETF	SQEW
LeaderShares® Dynamic Yield ETF	DYLD

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of each Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, a Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

With respect to the Target Funds, recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online www.leadersharesetfs.com. Following the Reorganization, this information with respect to the Acquiring Funds will be available at www.leadersharesetfs.com.

Distribution Plans

The Board of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Target Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to the distributor and other firms to provide distribution and shareholder services. No Rule 12b-1 fees are currently paid by the Target Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future because the fees are paid out of the Target Funds’ assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Board of IMST II has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The distributor may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Acquiring Funds has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future because these fees are paid out of the Acquiring Funds’ assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

G.	Key Information about the Reorganizations

The following is a summary of key information concerning the Reorganizations. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

1.	General

The Board has unanimously approved, and the shareholders of each Target Fund are being asked to approve, the Reorganization Agreement by and between the Trust, on behalf of the each Target Fund, and IMST II, on behalf of the corresponding Acquiring Funds, and the transactions it contemplates, including the reorganization of each Target Fund into the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. In reliance upon the representations and commitments to the Board by Redwood, including with respect to actions taken or to be taken by Redwood, the Board has determined that the proposed Reorganization is in the best interests of each Target Fund and that the interests of each Target Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of a Target Fund is required to approve the Reorganization Agreement, with respect to that Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the fund. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization Agreement and the applicable Reorganization.

A copy of the form of the Reorganization Agreement is attached hereto as Appendix A for your reference.

2.	Terms of the Reorganization

The Reorganization Agreement provides for the reorganization of each Target Fund into the corresponding Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders. As a result, all of the assets of the Target Fund will be transferred to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held immediately prior to the Reorganization. In the event that shareholders of a Target Fund do not approve the Reorganization of the Target Fund, the Target Fund will continue as a series of the Trust and the Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

Until the Closing, shareholders of the Target Funds will continue to be able to sell their shares at the market price on the New York Stock Exchange (the “Exchange”). After the Reorganization, all of the issued and outstanding shares of each Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to sell the shares of the Acquiring Fund that they receive in the transaction at the market price on the Exchange. Shareholders of a Target Fund may wish to consult their tax advisors as to any different consequences of selling their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

Whether or not the Reorganizations are consummated, Redwood (or any affiliate thereof) will bear the costs and expenses incurred in connection with the Reorganizations. The costs and expenses to be borne by Redwood include, without limitation: (a) expenses associated with the preparation, filing and distribution of this Proxy Statement/Prospectus and related proxy materials and of the Target Funds’ Prospectus and SAI supplements and with distributing the Acquiring Funds’ Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, counsel to the Independent Trustees of the Trust, counsel to IMST II, and counsel to the Independent Trustees of the IMST II; (f) solicitation costs of the transactions and any brokerage commission costs; (g) service provider conversion fees; (h) transfer agent and custodian conversion costs; (i) transfer taxes for foreign securities; (j) any and all incremental Blue Sky fees; (k) any costs associated with meetings of each Fund’s Board of Trustees relating to the Reorganizations; and (l) any additional costs that Redwood may separately agree to in writing (the “Reorganization Expenses”). Redwood will pay all costs in connection with the termination of the Target Funds. Reorganization Expenses do not include transaction costs associated with portfolio repositioning and sales of portfolio securities, which will be borne by the Target Fund incurring such transaction costs except that Redwood has agreed to pay direct out-of-pocket brokerage commissions and transaction fees. It is estimated that the amount of direct expenses to be incurred by Redwood will be approximately [$184,800].

The Reorganization Agreement may be terminated and a Reorganization contemplated thereby abandoned due to (i) mutual agreement of IMST II, on behalf of the applicable Acquiring Fund, and the Trust, on behalf of the corresponding Target Fund; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the Reorganization, if not cured within 30 days of the breach or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either a Target Fund or an Acquiring Fund that the consummation of the transactions contemplated in the Reorganization Agreement is not in the best interests of its respective Fund involved in the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement with respect to any Reorganization will also be terminated and the Reorganization contemplated thereby abandoned if the opinion that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code for federal income tax purposes is not delivered. The delivery of this opinion cannot be waived.

If the Proposal to approve a Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to occur on August 22, 2025.

3.	Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Target Fund pursuant to the Reorganization will be validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.

4.	Background and Trustees’ Considerations Relating to the Proposed Reorganization

In connection with Redwood’s longer-term strategic objectives, Redwood has proposed that the Target Funds be reconstituted as series of IMST II. The Target Funds currently operate under a unitary fee contract structure. Under this structure, each Target Fund pays Redwood a management fee, and Redwood has agreed to pay all operating expenses incurred by the Target Fund, except for the management fee and certain other expenses. Each Acquiring Fund will also operate under a unitary fee contract structure and will pay Redwood the same management fee currently paid by the corresponding Target Fund. Following the Reorganizations, the overall operating expenses incurred by each Acquiring Fund and paid by Redwood are expected to be lower than the current operating expenses incurred by the corresponding Target Fund and paid by Redwood. In addition to the Target Funds, Redwood also serves as the investment adviser to four mutual fund series of the Trust and is separately proposing that shareholders of those mutual funds approve reorganizations into corresponding series of IMST II. Redwood believes consolidating the Target Funds and the mutual funds under the IMST II umbrella will provide greater efficiencies in the operations, management, and supervision of the funds it manages.

The Board considered the Reorganizations at meetings held on March 19-20, 2024, June 12-13, 2024, September 17-18, 2024, November 15, 2024, and unanimously approved the Reorganization of each Target Fund at a meeting held on December 10, 2024. Prior to the approval at the December 10, 2024 meeting, the Board reviewed detailed information regarding the Reorganizations, including written and oral presentations from Redwood. In its review of the Reorganizations, the Board, comprised solely of Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, were assisted by independent legal counsel. The Board also met in executive sessions separately with their independent legal counsel with no representatives of management present, prior to and at the meeting at which the Reorganizations were approved.  In reaching its decision to approve the Reorganizations, the Board concluded, in reliance upon the representations and commitments by Redwood to the Board, including with respect to actions taken or to be taken by Redwood, which include but were not limited to certain changes and enhancements to Redwood’s compliance program, that the participation of the Target Funds in the Reorganizations is in the best interests of each Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of the Reorganization. The Board of IMST II, including a majority of Trustees who are not “interested persons” of IMST II as defined under the 1940 Act, also unanimously approved the Reorganization with respect to each Acquiring Fund at a meeting held on October 31, 2024 and determined that each Reorganization was in the best interests of the Acquiring Fund.

In determining whether to approve each Reorganization, the Board inquired into a number of matters and considered, among other things:

•	The terms of the Reorganization, including the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code for federal income tax purposes and that shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of the corresponding Acquiring Fund’s shares in the Reorganization.

•	That the investment objective, principal investment strategies, policies and risks of the Target Fund are the same or substantially similar as those of the corresponding Acquiring Fund.

•	The historical performance of the Target Fund.

•	That the current investment adviser and portfolio managers of the Target Fund will continue to serve as investment adviser and portfolio managers of the corresponding Acquiring Fund.

•	That the management fees for the Target Fund and the corresponding Acquiring Fund are the same and each Fund operates under a unitary fee structure, under which Redwood has agreed to pay all expenses incurred by the Fund, except for the management fee and certain other expenses.

•	That Redwood will bear the direct costs of the Reorganization and not the Target Fund or the Acquiring Fund, and Redwood will bear such costs whether the Reorganization is consummated or not.

•	The qualifications and experience of the Acquiring Fund’s new service providers upon reorganization and that Redwood represented that there will be no anticipated decline in services to Target Fund shareholders as a result of the Reorganization.

•	That the Chief Compliance Officer of IMST II has determined and represented to the Board of Trustees of IMST II that the Adviser’s compliance policies and procedures pursuant to Section 206(4)-7 of the Advisers Act of 1940 and Rule 38(a)(1) of the 1940 Act, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, are reasonably designed to prevent violation of the federal securities laws with respect to each of the Acquiring Funds.

•	That Redwood may benefit from a reduction in the overall operating expenses currently incurred by the Target Fund, which lowers the amounts required to be paid by Redwood under the unitary fee arrangement with the Acquiring Fund.

•	Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to Redwood.

•	That there are expected to be no material differences between the respective valuation policies and procedures for purposes of valuing the assets of each respective Fund.

•	That the Reorganization would not result in the dilution of the shareholders’ interests.

•	That the Reorganization will be submitted to the shareholders of the Target Fund for approval.

•	That shareholders of the Target Funds who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Target Fund shares before the Reorganization.

•	That the Board of the Acquiring Fund approved the Reorganization.

•	Possible alternatives to the Reorganization.

The Board noted that, at times, its views had differed materially from those of Redwood regarding: (i) Redwood’s monitoring of and judgment relating to compliance matters concerning certain other funds in the Trust that were advised by Redwood; (ii) Redwood’s understanding of certain 1940 Act considerations with respect to its fund of funds investment strategies; and (iii) the liquidity profiles of certain other funds in the Trust that were advised by Redwood. The Board also took into account the Target Funds’ CCO’s evaluation of Redwood’s compliance program, as well as its reliance on certain representations and commitments previously made by Redwood, including with respect to actions taken or to be taken by Redwood, which include but were not limited to certain changes and enhancements to Redwood’s compliance program. The Board also considered the representations of the Acquiring Funds’ CCO with respect to the compliance policies and procedures of the Acquiring Funds.

These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. After consideration of these and other factors it deemed appropriate, the Board, comprised solely of Board members who are not “interested persons” of the Trust or of IMST II or of the Acquiring Funds, as defined in the 1940 Act, unanimously approved the Reorganization of the Target Funds, subject to approval by shareholders of the respective Target Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Plan.

The Board, including the Independent Trustees, unanimously recommends that shareholders of each Target Fund approve the Reorganization Agreement and the Reorganization.

5.	Federal Income Tax Consequences

For each year of its existence, each Target Fund has had in effect an election to be, and the Trust believes the Target Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes each Target Fund has been, and will continue through the closing of the applicable Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of each Reorganization, the Trust and IMST II will receive, on behalf of the applicable Target Fund and the corresponding Acquiring Fund, respectively, a tax opinion from Morgan, Lewis & Bockius LLP with respect to that Reorganization substantially to the effect that for federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the corresponding Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the corresponding Acquiring Fund’s shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the corresponding Target Fund on the transfer;

•	The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Target Fund receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•	Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Target Fund shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Target Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the applicable Target Fund and the corresponding Acquiring Fund. The condition that the parties to each Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with any Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Each Acquiring Fund will succeed to and take into account any capital loss carryforwards of the corresponding Target Fund by reason of the applicable Reorganization. No Reorganization is expected to result in limitations on the applicable Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund. The Target Funds had the following short-term and long-term capital loss carryforwards:

Fund	Tax Year Ended	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
LeaderShares® Activist Leaders® ETF	October 31, 2024	$25,419,569	$10.886,436
LeaderShares® AlphaFactor® Tactical Focused ETF	October 31, 2024	$30,886,687
LeaderShares® AlphaFactor® US Core Equity ETF	October 31, 2024	$46,930,313	$2,734,731
LeaderShares® Equity Skew ETF	October 31, 2024	$35,078,377	$116,562
LeaderShares® Dynamic Yield ETF	October 31, 2024	$3,034,628	$3,689,514

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

6.	Comparison of Forms of Organization and Shareholder Rights

The Trust and IMST II are each organized as Delaware statutory trusts and are governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST II except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

	Trust	IMST II
Shares	The Trust is authorized to issue an unlimited number of shares of beneficial interests.	IMST II is authorized to issue an unlimited number of shares of beneficial interest.
Shareholder Meetings	The Trust is not required to hold an annual shareholder meeting under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.	IMST II is not required to hold annual shareholder meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.
Shareholder Voting Rights	Shareholders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable.

Shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

Trust	IMST II
Quorum, Required Votes, and Action by Written Consent

Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting.

Subject to the provisions of contained in the Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders’ meeting at which a quorum is present shall be the act of the Shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a Shareholders’ meeting at which a quorum is present.

On each matter submitted to a vote of shareholders of the Target Funds, each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted.

The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holder of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting.

A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. Trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.

On each matter submitted to a vote of shareholders of the Acquiring Funds, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Trust	IMST II
Shareholder Liability

Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any shareholder, nor, except as specifically provided herein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. Shareholders of the Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

IMST II’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Funds and Acquiring Funds, respectively. Shareholders of IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability

A Trustee shall be liable to the Trust and to any shareholder solely for such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

To the fullest extent permitted by applicable law, the Trustees shall be entitled and have the authority to purchase with Trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee in connection with any claim, action, suit or proceeding in which such person becomes involved by virtue of such person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such person against such liability.

IMST II indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The Trustees have the authority to purchase with Trust property such insurance as they may deem necessary or appropriate for the conduct of business of the Trust, including, without limitation, insurance policies insuring the Trustees of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

Trust	IMST II
Amendments to Declaration of Trust	The Board of Trustees shall have the power to amend the Declaration of Trust, or the Certificate of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in its sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration of Trust, provided that before adopting any such amendment without shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws. Copies of each of these documents are available to shareholders without charge upon written request.

7.	Fiscal Year End

The fiscal year end for each Target Fund is October 31st. The fiscal year end for each Acquiring Fund is set for October 31st.

8.	Legal Proceedings

There are no material pending legal proceedings against the Funds or Redwood.

9.	Capitalization

The following table sets forth the unaudited capitalization of each Target Fund as of June 30, 2025, and the pro forma capitalization of each Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

LeaderShares® Activist Leaders® ETF (Target Fund)

LeaderShares® Activist Leaders® ETF (Acquiring Fund)

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$15,802,954.04	$31.61	500,000.00
Acquiring Fund (Pro forma)	$15,802,954.04	$31.61	500,000.00

LeaderShares® AlphaFactor® Tactical Focused ETF (Target Fund)

LeaderShares® AlphaFactor® Tactical Focused ETF (Acquiring Fund)

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$98,991,515.75	$39.60	2,500,000.00
Acquiring Fund (Pro forma)	$98,991,515.75	$39.60	2,500,000.00

LeaderShares® AlphaFactor® US Core Equity ETF (Target Fund)

LeaderShares® AlphaFactor® US Core Equity ETF (Acquiring Fund)

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$175,392,798.15	$42.52	4,125,000.00
Acquiring Fund (Pro forma)	$175,392,798.15	$42.52	4,125,000.00

LeaderShares® Equity Skew ETF (Target Fund)

LeaderShares® Equity Skew ETF (Acquiring Fund)

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$75,072,873.38	$33.00	2,275,000.00
Acquiring Fund (Pro forma)	$75,072,873.38	$33.00	2,275,000.00

LeaderShares® Dynamic Yield ETF (Target Fund)

LeaderShares® Dynamic Yield ETF (Acquiring Fund)

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$50,988,544.29	$22.66	2,250,000.00
Acquiring Fund (Pro forma)	$50,988,544.29	$22.66	2,250,000.00

H.	Additional Information about the Funds

1.	Past Performance of the Target Funds

If a Reorganization is approved by the shareholders of a Target Fund, the corresponding Acquiring Fund will assume the performance and accounting history of the Target Fund.  The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of each Target Fund has varied from year to year and by showing how each Target Fund’s average annual total returns based on net asset value compared to those of a broad-based securities market index. A Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund or the corresponding Acquiring Fund will perform in the future.

Updated performance information for the Target Funds is available at no cost by calling 1-480-757-4277 and is also available at www.leadersharesetfs.com.

LeaderShares® Activist Leaders® ETF (Target Fund)

For Calendar Years Ended December 31st

Highest Calendar Quarter Return at NAV	14.04%	03/31/2021
Lowest Calendar Quarter Return at NAV	(15.80%)	6/30/2022

Average Annual Total Returns (For the year ended December 31, 2023)	One Year	Since Inception 10/26/2020
Return before taxes	(1.64%)	9.12%
Return after taxes on Distributions[1]	(1.83%)	8.90%
Return after taxes on Distributions and Sale of Fund Shares[1]	(0.84%)	7.13%
S&P 500 Index[2] (reflects no deduction for fees, expenses, or taxes)	25.02%	15.76%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

[2]	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

LeaderShares® AlphaFactor® Tactical Focused ETF (Target Fund)

For Calendar Years Ended December 31st

Highest Calendar Quarter Return at NAV	12.50%	03/31/2024
Lowest Calendar Quarter Return at NAV	(13.81%)	6/30/2022

Average Annual Total Returns (For the year ended December 31, 2023)	One Year	Since Inception 10/26/2020
Return before taxes	18.19%	14.02%
Return after taxes on Distributions[1]	17.83%	13.65%
Return after taxes on Distributions and Sale of Fund Shares[1]	11.03%	11.10%
S&P 500 Index[2] (reflects no deduction for fees, expenses, or taxes)	25.02%	15.76%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

[2]	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

LeaderShares® AlphaFactor® US Core Equity ETF (Target Fund)

For Calendar Years Ended December 31st

Highest Calendar Quarter Return at NAV	23.65%	06/30/2020
Lowest Calendar Quarter Return at NAV	(29.26%)	03/31/2020

Average Annual Total Returns (For the year ended December 31, 2023)	One Year	Five Years	Since Inception 10/01/2018
Return before taxes	18.31%	9.32%	8.81%
Return after taxes on Distributions[1]	18.19%	9.15%	8.64%
Return after taxes on Distributions and Sale of Fund Shares[1]	10.92%	7.35%	7.00%
S&P 500 Index[2] (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.71%
AlphaFactor® US Core Equity Index[3] (reflects no deductions for fees, expenses or taxes)	19.26%	10.24%	9.73%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

[2]	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[3]	The AlphaFactor® US Core Equity Index, the Adviser’s proprietary index, utilizes a quantitative rules-based investment methodology that applies a multi-factor ranking process and is focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of the top 1,000 market capitalizations may be considered large or mid-cap companies. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

LeaderShares® Equity Skew ETF (Target Fund)

For Calendar Years Ended December 31st

Highest Calendar Quarter Return at NAV	10.71%	03/31/2021
Lowest Calendar Quarter Return at NAV	(14.39%)	06/30/2022

Average Annual Total Returns (For the year ended December 31, 2023)	One Year	Since Inception 05/11/2020
Return before taxes	9.14%	10.48%
Return after taxes on Distributions[1]	8.76%	9.78%
Return after taxes on Distributions and Sale of Fund Shares[1]	5.61%	8.04%
S&P 500 Index[2] (reflects no deduction for fees, expenses, or taxes)	25.02%	18.02%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

[2]	The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P 500 Index is a float-weighted index, meaning company market capitalizations are adjusted by the number of shares available for public trading. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

LeaderShares® Dynamic Yield ETF (Target Fund)

For Calendar Years Ended December 31st

Highest Calendar Quarter Return at NAV	5.12%	12/31/2023
Lowest Calendar Quarter Return at NAV	(6.94%)	03/31/2022

Average Annual Total Returns (For the year ended December 31, 2023)	One Year	Since Inception 06/28/2021
Return before taxes	3.68%	0.04%
Return after taxes on Distributions[1]	1.78%	(1.20%)
Return after taxes on Distributions and Sale of Fund Shares[1]	2.16%	(0.50%)
Bloomberg U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	1.25%	(2.01%)

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

2.	Investment Adviser and Portfolio Managers

Investment Adviser

Redwood, located at 4110 N. Scottsdale Road, Suite 125, Scottsdale, Arizona, 85251, serves as investment adviser to each Target Fund and will serve as investment adviser to each Acquiring Fund. Subject to the authority of the applicable Board, Redwood is responsible for the overall management of each Target Fund’s and Acquiring Fund’s business affairs. Redwood Investment Holdco, LLC wholly owns RIM Holdco, which owns 99% of Redwood. Redwood Investment Holdco, LLC is controlled and majority owned by Michael Messinger and related trusts formed by him. As of March 1, 2025, Redwood had approximately $2.7 billion in assets under management.

The names and principal occupations of each principal executive officer and director of Redwood are listed below. The address for each principal executive officer and director is 4110 N. Scottsdale Rd., Suite 125, Scottsdale, AZ, 85251.

Name	Principal Occupation/Title
Richard M. Duff	Managing Partner and Portfolio Manager
Michael T. Messinger	Managing Partner and Portfolio Manager
Michael Cheung	Managing Partner and Portfolio Manager
John Yung	Chief Compliance Officer

None of Redwood’s principal officers and directors has any position with the Target Funds or the Acquiring Funds.

Portfolio Managers

The current portfolio managers of each Target Fund will serve as portfolio managers of the corresponding Acquiring Fund.

The LeaderShares® Activist Leaders® ETF is jointly managed by a team comprised of Michael T. Messinger, Portfolio Manager and Managing Partner of Redwood, Richard M. Duff, Portfolio Manager and Managing Partner of Redwood, and Michael T. Cheung, Portfolio Manager and Managing Partner. Mr. Messinger, Mr. Duff and Mr. Cheung have managed the Target Fund since its inception in October 2020.

The LeaderShares® AlphaFactor® Tactical Focused ETF is jointly managed by a team comprised of Michael T. Messinger, Richard M. Duff, and Michael T. Cheung. Mr. Messinger, Mr. Duff and Mr. Cheung have managed the Target Fund since its inception in October 2020.

The LeaderShares® AlphaFactor® US Core Equity ETF is jointly managed by a team comprised of Michael T. Messinger, Richard M. Duff, and Michael T. Cheung. Messrs. Messinger, Duff and Cheung have managed the Target Fund since it commenced operations in September 2018.

The LeaderShares® Equity Skew ETF is jointly managed by a team comprised of Michael T. Messinger, Richard M. Duff and Michael T. Cheung. Mr. Messinger, Mr. Duff and Mr. Cheung have managed the Target Fund since its inception in May 2020.

The LeaderShares® Dynamic Yield ETF is jointly managed by a team comprised of Michael T. Messinger and Michael T. Cheung. Mr. Messinger and Mr. Cheung have managed the Target Fund since its inception in June, 2021.

Michael Messinger is a Portfolio Manager and Managing Partner at Redwood with eighteen years of experience in financial services. Mr. Messinger is responsible for overseeing the development, implementation, and live risk management of Redwood’s investment strategies. Prior to launching Redwood in 2010, he served as a Regional Vice President for RiverSource Investments (now known as Columbia Management) from 2007 to 2010. Mr. Messinger also worked as a marketer with ING’s investment management and insurance divisions from 2003 to 2007. Mr. Messinger began his career with UBS Wealth Management in 2000. Mr. Messinger holds a Bachelor’s degree in Finance from the University of Arizona.

Michael Cheung is a Portfolio Manager and Managing Partner at Redwood. He has been with Redwood since 2013, and conducts research and macro analysis on current and prospective investments. His primary focus is on research, development, and testing of systematic investment strategies. He is also responsible for proprietary research software design and development, having experience working with a variety of programming languages and database structures. Mr. Cheung brings several years of quantitative investing experience, previously positioned as a head trader at a proprietary equities trading desk, responsible for overseeing both automated and discretionary trading systems. Prior to joining Redwood, Mr. Cheung was a quantitative trader at Coastal Trade Securities, LLC from 2010 to 2012 and at Agoge Capital, LLC from 2012 to 2013. Mr. Cheung studied quantitative economics and mathematics at the University of California, Irvine.

Richard Duff is Managing Partner of Redwood, responsible for overseeing Redwood’s investment solutions from initial ideation to final implementation. Mr. Duff has been with Redwood since 2015. Mr. Duff began his career in 1994 as a member of the equity portfolio management committee at Pacific Income Advisers, that used a proprietary quantitative screening process combined with a team based qualitative overlay to manage U.S. core equity portfolios. Later he was a Managing Director at BlackRock, where he was Co-Head of the Private Client Group and a member of the Equity Operating Committee. Under his leadership, BlackRock launched its first quantitative factor-based suite of equity focused closed end funds. Immediately prior to joining Redwood, Mr. Duff was a partner and member of the investment committee at OMT Capital Management from 2010 to 2015, the general partner for Hawthorne Capital Partners, a long-short equity hedge fund focused on small cap U.S. equities. Mr. Duff received his Bachelor’s degree from the University of California, Berkeley, and received his Juris Doctorate from University of San Francisco, School of Law.

The Target Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Funds.

3.	Trustees of the Trust and IMST II

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board has four Trustees, all of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, “Independent Trustees”). The following individuals comprise the Board: Mark Garbin, Mark Gersten, Neil Kaufman, and Anita Krug.

Trustees of IMST II

The IMST II Board has six trustees, four of whom are not “interested persons” of IMST II, as that term is defined in the 1940 Act (collectively, “Independent Trustees”). The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian, John P. Zader, Joy Ausili (Interested Trustee) and Terrance Gallagher (Interested Trustee).

4.	Fund Service Providers

The Funds’ arrangements for custody, administration, accounting, and distribution services are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator/Co-Administrators	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd St. Suite 100 Elkhorn, Nebraska 68022	IMST Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Fund Accounting Agent and Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts, 02110	Same as the Trust
Independent Registered Public Accounting Firm	Cohen & Company Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts, 02110	Same as the Trust

II.	Voting Information

A.	General Information

1.	How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Target Funds. The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

You may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	call the toll-free number listed on the proxy card to reach an automated touchtone voting line; or
•	call the toll-free number on the proxy card to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Funds. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each applicable proposal.

2.	Quorum

Only shareholders of a Target Fund of record on June 16, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof with respect to that Target Fund. Each whole share of a Target Fund held as of the Record Date is entitled to one vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of a Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Any lesser number shall be sufficient for adjournments.

3.	Vote Required

Approval of the proposal with respect to a Target Fund will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

The Reorganization of each Target Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of the Reorganization relating to all of the other Target Funds. Accordingly, if, for example, shareholders of two Target Funds approve the Reorganization of those Target Funds, but shareholders of the remaining three Target Funds do not approve such Target Funds’ Reorganizations, the Reorganizations of the first two Target Funds will take place as described in this Combined Proxy Statement/Prospectus. If shareholders of any Target Fund fail to approve its Reorganization, such Target Fund will continue as a series of the Trust and the Trust Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

4.	Adjournments

If a quorum of shareholders of a Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Funds may be adjourned from time to time by a majority of the votes of the Target Funds properly cast upon the question of adjourning the Special Meeting of the Target Funds to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Funds may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

5.	Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, all proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Any broker non-votes received, however, will not be counted as present at the Special Meeting for purposes of determining quorum or as votes cast at the Special Meeting.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on June 16, 2025, is the Record Date for determining the shareholders of a Target Fund entitled to receive notice of the Special Meeting and to vote with respect to that Target Fund, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. Redwood has retained Sodali & Co. to provide proxy services, at an anticipated cost of approximately $ 29,494.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of a Target Fund at the close of business on June 16, 2025, the Record Date, will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held. As of the Record Date, 500,000 shares of the LeaderShares® Activist Leaders® ETF, 2,500,000 shares of the LeaderShares® AlphaFactor® Tactical Focused ETF, 3,250,000 shares of the LeaderShares® AlphaFactor® US Core Equity ETF, 1,900,000 shares of the LeaderShares® Equity Skew ETF, and 2,250,000 shares of the LeaderShares® Dynamic Yield ETF were outstanding and entitled to vote at the Special Meeting.

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Target Fund is presumed to control the Target Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Target Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the Record Date, the Target Funds do not have information regarding the record or beneficial ownership of shares of the Target Funds held in the names of DTC participants, as DTC has not provided the Target Funds with access to such information.

Although the Target Funds do not have information concerning its beneficial ownership held in the names of DTC participants, as of the Record Date the names, addresses and percentage ownership of each authorized participant, each of which is a DTC participant, that owned of record 5% or more of the outstanding shares of the Target Funds as of the Record Date were as follows:

Name & Address	Percentage of Total Outstanding Shares of the LeaderShares® Activist Leaders® ETF
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	33.02%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	36.64%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	13.70%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.72%

Name & Address	Percentage of Total Outstanding Shares of the LeaderShares® AlphaFactor® Tactical Focused ETF
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	45.45%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	9.84%
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	33.16%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.60%

Name & Address	Percentage of Total Outstanding Shares of the LeaderShares® AlphaFactor® US Core Equity ETF
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	51.29%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	8.01%
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	34.23%

Name & Address	Percentage of Total Outstanding Shares of the LeaderShares® Equity Skew ETF
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	8.67%
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	33.41%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	48.57%

Name & Address	Percentage of Total Outstanding Shares of the LeaderShares® Dynamic Yield ETF
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	25.45%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	9.88%
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	52.55%

As of the Record Date, the Trustees and Officers of the Trust as a group owned less than 1% of each Target Fund’s outstanding securities.

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

E.	Interest of Certain Persons in the Transaction

Redwood may be deemed to have an interest in the Reorganizations because it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser, and it may also benefit from a reduction in the overall operating expenses currently incurred by the Target Funds, which lowers the amounts required to be paid by Redwood under the unitary fee arrangement with the Acquiring Funds.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

Each Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, each Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If a Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in a Target Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the federal income tax consequences of the Reorganizations will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A

Form of AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of August 2025, by and among Two Roads Shared Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, severally and not jointly on behalf of its series listed under the heading “Acquired Funds” on Appendix A attached hereto (each, an “Acquired Fund”), Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, severally and not jointly on behalf of its series listed under the heading “Acquiring Funds” on Appendix A (each, an “Acquiring Fund” and, together with the Acquired Funds, the “Funds”) and, solely with respect to Articles IX, XI and XIV and paragraphs 4.5, 5.7, 8.6, 10.2 and 13.7, Redwood Investment Management, LLC (“Redwood” or the “Adviser”), with its principal place of business at 4110 N. Scottsdale Road, Suite 125, Scottsdale, Arizona 85251.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of each Acquired Fund to the corresponding Acquiring Fund in exchange for (A) shares of beneficial interest, par value of $0.01 per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or any other series of the IMST Trust or the assets of any other series of the Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Funds and Acquiring Funds are separate series of the Trust and the IMST Trust, respectively, the Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Funds own securities and other investments that are assets of the character in which the Acquiring Funds are permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to each Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

For convenience, the balance of this Agreement refers only to a single Reorganization, one Acquired Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any deferred and prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities, debts and obligations (including the obligation of the Acquired Fund to indemnify, defend, hold harmless, advance expenses to and/or contribute to the liability of the trustees and officers of the Acquired Fund, acting in their capacities as such, to the fullest extent provided by applicable law and in the Trust’s Agreement and Declaration of Trust, as amended (the “Trust Declaration of Trust”) and By-laws) and duties of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise, whether or not they are reflected on the books of the Acquired Fund (excluding Reorganization Expenses (as defined in Article IX) borne by Redwood pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”). At and after the Effective Time, the liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund, without diminishing or releasing any rights the Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing.

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust (the “IMST Declaration of Trust”) or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by Ultimus Fund Solutions, LLC (the “Acquired Fund Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the Trust Declaration of Trust or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information and the procedures adopted by the Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by BBH by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1 hereof, by the NAV of one Acquiring Fund Share, as determined in accordance with paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by BBH. The IMST Trust and the Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to the Acquired Assets that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about August 22, 2025, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. BBH, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer (a) stating that the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Acquired Assets and (c) stating that all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause BBH, as its transfer agent, to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating the number and percentage ownership of outstanding Acquired Fund Shares owned by each shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BBH, its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund, as amended, conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and to the Trust’s and the Acquired Fund’s knowledge and based on the Adviser’s representations and warranties included in paragraph 4.5, do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Trust, with respect to the Acquired Fund, is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Trust Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) To the Trust’s knowledge, except as otherwise disclosed in writing to the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against the Trust with respect to the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and to the Trust’s knowledge, there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”) as of that date not disclosed in such statements.

(i) To the Trust’s knowledge, since the last day of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, discharges of the Acquired Fund’s liabilities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments with respect to any Taxes of the Acquired Fund and no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund (except securities that are restricted as to resale or transfer by their terms), provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire assets that are segregated as collateral for the Acquired Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such assets.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Trust with respect to the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall to its knowledge be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization (other than written information provided by the IMST Trust or Redwood), does not and will not, to its best knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph shall only apply to information furnished by the Trust and the Acquired Fund and shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by or confirmed by the Acquiring Fund or Redwood for use therein..

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) On the Closing Date, the Acquired Fund’s investment operations, to the Trust’s best knowledge and based on the Adviser’s representations and warranties included in paragraph 4.5, will be in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) To the Trust’s knowledge, the books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and to the IMST Trust’s and the Acquiring Fund’s knowledge do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The IMST Trust, with respect to the Acquiring Fund, is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the IMST Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the IMST Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(e) To the IMST Trust’s knowledge, except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the IMST Trust with respect to the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The IMST Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the Adviser or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by the IMST Trust’s Board of Trustees, and this Agreement constitutes a valid and binding obligation of the IMST Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall to its knowledge be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization (other than written information provided by the Trust), does not and will not, to its best knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph shall only apply to information furnished by the IMST Trust and the Acquiring Fund and shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by or confirmed by the Acquired Fund for use therein.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares, options, warrants or other rights to subscribe to Acquiring Fund shares or any other securities (other than the Initial Shares). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

(o) The due diligence materials of the Acquiring Fund made available to the Acquired Fund, its Board of Trustees, officers, legal counsel and service providers on May 15 and June 7, 2024, in response to the due diligence request from the Trust to the IMST Trust dated April 5, 2024, are true and correct in all material respects and contain no material misstatements or omissions.

(p) No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Assumed Liabilities) will be issued in exchange for the Acquired Assets in the Reorganization.

(q) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization.

(r) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A)).

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws with respect to each of the Acquiring Funds.

(c) The IMST Trust’s Chief Compliance Officer has determined and represented to the IMST Trust’s Board of Trustees that the Adviser’s compliance policies and procedures pursuant to Section 206(4)-7 of the Advisers Act of 1940 and Rule 38(a)(1) of the 1940 Act, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, are reasonably designed to prevent violation of the federal securities laws with respect to each of the Acquiring Funds.

4.4 REPRESENTATIONS OF THE TRUST. The Trust represents and warrants to the IMST Trust that the Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.5 REPRESENTATIONS OF THE ADVISER. Redwood represents and warrants to the Trust and the Acquired Fund and to the IMST Trust and the Acquiring Fund as follows:

(a) The Adviser is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Arizona.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement with respect to the paragraphs applicable to the Adviser will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(c) Redwood represents and warrants to each other party hereto as of the date hereof that the information supplied or to be supplied by it or its affiliates (“Management Information”) for inclusion or incorporation by reference in (i) the Form N-1A Registration Statement at the time the Form N-1A Registration Statement becomes effective under the 1933 Act or at the time of any amendment or supplement thereto, (ii) the N-14 Registration Statement at the date the N-14 Registration Statement is first mailed or made available to shareholders of the Acquired Fund, at the date of any supplement or amendment thereto, or at the time of the shareholder meeting, if applicable, in each case, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Form N-14 Registration Statement in light of the circumstances in which they are made, not misleading; provided that Management Information shall not include information regarding the Funds contained in the financial statements, statutory prospectus and other public filings of the Funds, or (iii) with respect to any due diligence materials or information provided to the Funds or their Board of Trustees. Redwood agrees to confirm the continuing accuracy and completeness of this representation and warranty as of the Closing, which confirmation will be in form satisfactory to the Funds.

(d) As of the Closing Date, the Acquired Fund’s investment operations are in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquired Fund and to the Acquiring Fund, and the Adviser is in compliance with all applicable Trust policies and procedures.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses only in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. Subject to the review and approval of the Acquired Funds, the IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this paragraph) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this paragraph) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) The Adviser agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund Indemnified Persons and the Acquiring Fund and the Acquiring Fund Indemnified Persons from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons or the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Adviser of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(d) The IMST Trust, on behalf of each of the Acquiring Funds, and the Adviser, agree that all rights to indemnification and all limitations of liability existing in favor of each Acquired Fund’s current and former trustees and officers, acting in their capacities as such, under the Trust Declaration of Trust and By-Laws or any related agreement as in effect as of the date of this Agreement shall survive the Reorganization as obligations of each Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against each Acquiring Fund, its successors or assigns.

(e) The IMST Trust, on behalf of each of the Acquiring Funds, and the Adviser, agree, jointly and severally, to indemnify and hold harmless the Acquired Fund and the Acquired Fund Indemnified Persons from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this paragraph) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, arising out of or based on any formal or informal examination or investigation or other legal proceeding brought by or on behalf of any regulatory or governmental body or agency, quasi-governmental body or agency or securities exchange or market or any other legal proceeding brought by any other party, including any derivative actions, relating to pre-Reorganization activities of the Acquired Funds, including without limitation any such losses, claims, damages, liabilities or expenses that are not covered and paid by insurance, or if so covered, any insurance retention or deductible resulting therefrom. The Acquiring Fund and the Adviser shall not be liable under this Agreement to make any payment of amounts otherwise reimbursable as expenses hereunder if and to the extent that the Acquired Fund or the Acquired Fund Indemnified Person has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

5.8 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with paragraph 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(a)       The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the IMST Declaration of Trust.

(b)       The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(c)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and upon such delivery will be duly and validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Declaration of Trust.

(e)       The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(f)       To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the IMST Trust with respect to the Acquiring Fund or any of its properties or assets, which if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated hereby, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be effective on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Trust, dated as of the Closing Date, addressing the following points:

(a)       The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Trust, and the Acquired Fund is a separate series of the Trust constituted in accordance with the applicable provisions of the 1940 Act and the Trust Declaration of Trust.

(b)       The Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(c)       The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(d)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust Declaration of Trust.

(e)       No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(f)       To the knowledge of the President of the Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Trust with respect to the Acquired Fund or any of its properties or assets, which if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated hereby, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 Subsequent to the approval by the IMST Trust’s Board of Trustees, the Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Trust Declaration of Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)       The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)      No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)      The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d)      The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)       No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f)       No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g)       The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h)       Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i)       The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.6. Prior to the Closing, all outstanding liabilities of the Acquired Funds and Redwood (with respect to any Acquired Fund) to service providers of the Acquired Funds will have been paid in full.

All representations, covenants, and warranties of the Adviser contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Adviser shall have delivered to the Acquiring Fund and the Acquired Fund a certificate executed in the Adviser’s name, in form and substance satisfactory to the Acquired Fund and the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquired Fund and the Acquiring Fund shall reasonably request.

ARTICLE IX

EXPENSES

9.1 Whether or not this Agreement and the transactions contemplated hereby are consummated, Redwood (or any affiliate thereof) shall bear the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The costs and expenses to be borne by Redwood include, without limitation: (a) expenses associated with the preparation, filing and distribution of the N-14 Registration Statement and other proxy materials and of the Acquired Fund’s prospectus and SAI supplements and with distributing the Acquiring Fund’s prospectus; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, counsel to the Independent Trustees of the Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions and any brokerage commission costs; (g) service provider conversion fees; (h) transfer agent and custodian conversion costs; (i) transfer taxes for foreign securities; (j) any and all incremental Blue Sky fees; (k) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein; and (l) any additional costs that Redwood may separately agree to in writing (“Reorganization Expenses”). Redwood will pay all costs in connection with the termination of the Acquired Fund. Reorganization Expenses do not include transaction costs associated with portfolio repositioning and sales of portfolio securities, which will be borne by the Acquired Fund incurring such transaction costs except that Redwood has agreed to pay direct out-of-pocket brokerage commissions and transaction fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders. This paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1.

9.2 At the Closing, Redwood (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by Redwood (or any affiliate thereof) within thirty (30) days after the Closing. The Trust and the Acquired Fund may offset any final balances against any amounts due to the Adviser from the Acquired Fund or Trust.

Redwood, or its affiliates, shall also pay any fees and expenses incurred in connection with the obtainment of continued liability coverage or “tail” insurance coverage for a period of six (6) years from the Effective Date for the present and former trustees and officers of the Acquired Funds that is at least comparable to the liability coverage currently applicable to the trustees and officers of the Trust (including payment of any required retention or deductible).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties unless otherwise noted herein.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7 and the expense provisions under paragraphs 9.1 and 9.2, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund and Redwood, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Trust. In addition, either the IMST Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Trust, the Adviser, or the respective Trustees, directors or officers to the other party or its Trustees, directors or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY; SEVERABILITY; NOTICES

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the IMST Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust Declaration of Trust.

13.7 Each of the IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, and the Adviser, specifically acknowledges and agrees that any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and shall not otherwise be obligations or liabilities of the Trust or the IMST Trust, generally, and that no other series of the IMST Trust or the Trust shall be liable or have any obligation with respect thereto.

13.8 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on the Acquired Funds' behalf, or the IMST Trust, on the Acquired Funds' behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.9 If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

13.10 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

Notice to the Acquired Fund or Trust:

Two Roads Shared Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

Attention: James Colantino

Email: jcolantino@ultimusfundsolutions.com

Notice to the Acquiring Fund or IMST Trust:

Investment Managers Series Trust II

235 West Galena Street

Milwaukee, Wisconsin 53212

Attention: Diane Drake

Email: diane.drake@mfac-ca.com

Notice to the Adviser:

Redwood Investment Management, LLC

4110 N. Scottsdale Road

Suite 125

Scottsdale, Arizona 85251

Attention: Richard Duff

Email: rduff@redwoodim.com

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, including the Adviser shall, and shall cause their affiliates to, except with the prior written consent of the disclosing party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a nonconfidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

14.2 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein, including issued by Redwood, will be made at such time and in such manner as the Acquired Fund and Acquiring Fund mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority as otherwise mutually agreed by the parties, except that the Acquiring Fund shall be responsible for preparing and filing any required forms, such as Form N-CSR, if the fiscal period relating to such form ended prior to the date of the Closing but as of the Effective Time such form has not yet been filed and for filing any tax return covering a period that includes any portion of a period after the date of the Closing. The Acquiring Fund agrees to promptly notify the Trust in the event of any inquiry, examination or investigation by the SEC, any state securities commission, or any federal, state or local tax authorities or any other relevant regulatory authority with respect to the Acquired Fund relating to any period prior to the date of the Closing.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TWO ROADS SHARED TRUST on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

REDWOOD INVESTMENT MANAGEMENT, LLC with respect to Articles IX, XI and XIV and paragraphs 4.5, 5.7, 8.6, 10.2 and 13.7

By:

Name:

Title:

APPENDIX A

Acquired Funds, each a series of Two Roads Shared Trust	Acquiring Funds, each a series of Investment Managers Series Trust II
LeaderShares® Activist Leaders® ETF	LeaderShares® Activist Leaders® ETF
LeaderShares® AlphaFactor® Tactical Focused ETF	LeaderShares® AlphaFactor® Tactical Focused ETF
LeaderShares® AlphaFactor® US Core Equity ETF	LeaderShares® AlphaFactor® US Core Equity ETF
LeaderShares® Equity Skew ETF	LeaderShares® Equity Skew ETF
LeaderShares® Dynamic Yield ETF	LeaderShares® Dynamic Yield ETF

APPENDIX B

MORE INFORMATION ABOUT THE ACQUIRING FUNDS’ INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Acquiring Fund is a series of Investment Managers Series Trust II and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Acquiring Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Acquiring Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Acquiring Funds’ Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of Investment Managers Series Trust II (for this Appendix B, Board of Trustees of Investment Managers Series Trust II is referred to herein as the “Board”) without shareholder approval. If there is a material change to an Acquiring Fund’s investment objective or principal investment strategies, you should consider whether the Acquiring Fund remains an appropriate investment for you. There is no guarantee that an Acquiring Fund will achieve its respective investment objective.

Activist Leaders® ETF

Investment Objective

The Activist Leaders® ETF seeks to generate long-term capital growth.

The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund is an actively managed ETF that employs an investment approach that focuses on equity securities that are the target of shareholder activism. The types of equity securities the Fund invests in include common and preferred stock. These equity securities are identified using a proprietary quantitative methodology that begins with tracking Schedule 13D filings, which are submitted with the SEC. Rules adopted under the Exchange Act require a shareholder that acquires, with an activist intent, more than 5% of a company’s shares, to file a form with the SEC known as a Schedule 13D that discloses the investor’s identity and purpose in acquiring those shares.

The Adviser identifies Activist Leaders® investors utilizing a proprietary methodology based upon qualitative elements, including the effectiveness of activist investors’ achievement of stated objectives and positive shareholder returns in positions that were disclosed in Schedule 13D filings. In evaluating an activist investor’s achievement of stated objectives, the Adviser considers factors such as, for example, whether the target company has improved operations and/or corporate governance practices, the activist investor has attained seats on the target company board, or the target company has spun-off an operating division or sold a significant amount of its assets. The Adviser evaluates activist investors’ achievement of stated objectives because the Adviser believes that activist investors that regularly achieve their stated objectives tend to create positive shareholder returns in the companies that are the target of their shareholder activism.

The Adviser looks for Activist Leaders® investors with: (i) at least 85 Schedule 13D filings, a majority of which have an activism mandate; (ii) 30 or more Schedule 13D filings after 2018; and (iii) a minimum of five Schedule 13D filings per year. An Activist Leaders® investor will be removed from the group if its assets under management drops below $500 million or if such Activist Leaders® investor had no Schedule 13D filings within the last calendar year. Because the Adviser’s identification of activist investors is based on ongoing research, the list of Activist Leaders® investors may change over time.

The Fund will be invested in equity securities of companies listed on a U.S. exchange with market capitalizations of at least $1 billion at the time of initial purchase. The Fund may, from time to time, focus its investments in a particular sector (including the information technology sector), industry or group of industries. The Fund may engage in active and frequent trading.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Adviser identifies more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Tactical Focused ETF

Investment Objective

The Tactical Focused ETF seeks to generate long-term capital growth.

The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund is an actively managed ETF that employs an investment approach that utilizes a quantitative factor-based investment methodology focused on investing in U.S. equities. The types of equity securities the Fund invests in include common and preferred stock. The Adviser selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt-to-asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Adviser expects the average daily trading volume of shares in companies being selected to be in excess of 400,000 shares per day at the time of purchase; however, average daily trading volume may change due to market fluctuations subsequent to the time of purchase. The Fund will typically be invested in a diversified portfolio of equity securities of companies with market capitalizations of at least $1 billion and greater at the time of initial purchase.

The Fund is an actively managed ETF that employs an investment approach that utilizes a quantitative factor-based investment methodology focused on U.S. equities. The types of equity securities the Fund invests in include common and preferred stock. The Adviser selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt-to-asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Fund expects the average daily trading volume of shares in companies being selected to be in excess of 400,000 shares per day at the time of purchase; however, average daily trading volume may change due to market fluctuations. In addition, the Fund expects the market capitalization of the companies in which it invests to be $1 billion and greater, however, this could change due to market fluctuations. The Fund will typically be invested in a diversified portfolio of equity securities of companies with market capitalizations of at least $1 billion at the time of initial purchase.

The Adviser employs a multi-factor tactical risk management overlay that seeks to identify periods of above average risk. At times identified by the Adviser as above average risk, the Fund may exit positions in equity securities and become comprised primarily of money market instruments such as Treasury bills, certificates of deposit, and commercial paper and other short-term instruments, and money market funds, or U.S. government bonds. Such investments can either be direct or through investments in other investment companies, including ETFs. In identifying a time as above average risk, the Fund will consider multiple factors, including negative market performance and negative market technical indicators such as advance versus decline breadth (i.e., the number of stocks increasing in value relative to stocks that are declining in value during a specified period), as well as a proprietary set of supply and demand and economic factors.

The Fund may, from time to time, focus its investments in a particular sector (including the financials and consumer discretionary sectors), industry or group of industries. The Fund may engage in active and frequent trading.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Adviser identifies more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

US Core Equity ETF

Investment Objective

The US Core Equity ETF seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the Index.

The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets, including any borrowings for investment purposes, will be invested in a diversified portfolio of U.S. common stocks included in the Index. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund may also invest up to 20% of its assets in ETFs not included in its Index but which the Adviser believes will help the Fund track the performance of the Index. The Adviser anticipates that, generally, the Fund will hold all of the securities that compose the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In such circumstances, the Fund may purchase a sample of securities in the Index. There also may be instances in which the Adviser chooses to purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index, or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund may also, in order to comply with the tax diversification requirements of the Code, temporarily invest in securities not included in the Index that are expected to be correlated with the securities included in the Index. Given the Fund’s investment strategy of tracking the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to replicate the Index. The Index utilizes a quantitative rules-based investment methodology that applies a multi-factor ranking process and is focused on the largest 1,000 U.S. common stocks based on market capitalization. Although the Index focuses on large-cap companies, the Index universe includes both large-and mid-cap companies as of the date of this Prospectus. As of February 3, 2025, the market capitalization range of this universe of companies was between $2.4 billion and over $3.68 trillion. Due to future market fluctuations, the market capitalization of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, and debt-to-asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization.

As of December 31, 2024, the Index was comprised of common stock of 100 issuers.  The Index is rebalanced to equal weight and reconstituted on a quarterly basis.  At the time of each reconstitution of the Index, 100 companies are selected for inclusion in the Index and equally-weighted (i.e., each of the 100 companies receives a weight of 1%). The composition of the Index will change over time. Generally, the Index is comprised of 100 issuers however, the number of issuers contained in the Index may be adjusted by the Adviser.

The Adviser uses Solactive AG as its Calculation Agent, an organization that is independent of the Fund and the Adviser. The Adviser determines the composition and relative weightings of the securities in the Index and the Calculation Agent publishes information regarding the market value of the Index.

If the Calculation Agent no longer calculates the Index, if the Index is terminated for any reason, if the identity or the character of the Index is materially changed, or for any other reason determined by the Board, in good faith, that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund may concentrate its investments in certain sectors, which may include the information technology sector, industrials sector, consumer discretionary sector, and financials sector, to the extent that the Index concentrates in such sectors.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Adviser identifies more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Equity Skew ETF

Investment Objective

The Equity Skew ETF seeks to generate long-term capital growth.

The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund is an actively managed ETF that invests, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund defines equity securities to include common and preferred stock as well as shares of other investment companies, such as ETFs, that invest primarily in equity securities. The Fund employs a contrarian strategy seeking to buy underperforming asset classes and/or factors and sell outperforming asset classes and/or factors based on quantitative research. The primary equity style exposure and factors are large-cap growth, large-cap value, small-cap growth, small-cap value, and emerging market equities. The weightings to these equity style exposures represented by equity securities are determined using proprietary quantitative methodologies that include statistical skew. Skew or skewness measures the asymmetry of a return distribution between different constituents in a group. Measuring the skewness allows the Adviser to take five groups of stocks (i.e., large-cap growth, large-cap value, small-cap growth, small-cap value and emerging markets) and determine the relative weightings of each of these five groups based on how recent returns of such group fits into its historical distribution of returns. This measure of skewness generally leads to groups of stocks that have recently outperformed to have reduced exposure and groups of stocks that have recently underperformed to have increased exposure at each rebalance.

The Fund typically invests in equity securities of U.S. and foreign issuers, including issuers located in emerging market countries, with a market capitalization of at least $1 billion at the time purchase. The Adviser considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices. The Fund may engage in active and frequent trading.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) the security becomes overvalued; (3) the Adviser identifies more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Dynamic Yield ETF

Investment Objective

The Dynamic Yield ETF seeks current income.

The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund is an actively managed ETF that invests, under normal circumstances, directly or indirectly, at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund is not managed relative to an index and has broad flexibility to allocate its assets across different types of fixed income securities and sectors. The Fund’s principal investments may include corporate bonds, U.S. government and agency securities, private debt, foreign sovereign bonds, convertible securities, bank loans, asset-backed securities, mortgage-backed securities, and cash equivalent instruments. The Fund may also invest in other investment companies, including other ETFs.

The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest in fixed income instruments of any maturity or duration. The Fund will invest in both investment grade and below investment grade (often referred to as “high yield” or “junk” bonds) securities. The Fund typically invests a substantial portion of the Fund’s assets in securities of issuers with a range of credit ratings. The Fund may invest up to 50% of its net assets in high yield securities (often called “junk bonds”). The Fund may invest without limit in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign issuers, including up to 20% of the Fund’s net assets in issuers located in emerging market countries. The Adviser considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Adviser considers “emerging markets” to be those countries that are considered emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices.

The number of sectors in which the Fund will be invested at any time may vary based upon market and economic conditions and other factors. During periods that the Adviser believes involve above average market risk, such as when risk of loss in the non-Treasury bond sectors are elevated or when significant market disruption occurs, the Fund may invest up to 100% of its net assets in U.S. government securities of the same maturity.

The Fund’s top-down investment process is driven by a quantitative model that incorporates various fundamental and technical inputs to help the Adviser determine the most attractive sectors and segments of the fixed income market from a risk-reward perspective. The Adviser utilizes its quantitative research models to seek to identify (i) when the opportunities for higher yields from increased credit risk (e.g., risk of default) and/or duration risk (e.g., risk related to changes in interest rates) are at a level sufficient to compensate for the relative risk of those exposures and (ii) when to take more defensive positions if the yield premium relative to risk is less attractive due to greater risk of loss or downside volatility. The strategy seeks to capture higher yields when the Adviser’s research indicates the risk of significant drawdown (or loss in value) is low and moves to a more defensive position when its research indicates the risk of significant drawdown (or loss in value) is high. The Adviser also considers the convexity of the Fund’s portfolio, which measures the sensitivity of a bond’s price to its yield as interest rates fluctuate and takes into account the price impact of pre-payment risk of bonds. Factors that the models and the Adviser take into account include trends in interest rates, credit spreads, and the relative strength of various bond market sectors such as treasuries, investment grade corporate, non-investment grade corporate, mortgage-backed, asset-backed and sovereign debt.

The relative risk across different sectors and segments of the fixed income market is assessed and baskets of representative securities within each such sector and segment are identified to implement the desired risk exposures.

The Fund may engage in active and frequent trading. The Fund’s portfolio turnover will vary based on the frequency and magnitude of changes in risks in the fixed income market. The frequency with which the Fund will rebalance its underlying holdings is not pre-determined and will occur when changes to the Fund’s portfolio risk exposures are made by the Adviser, which are currently anticipated to occur between zero to four times in any given calendar year, although there is no limit to the number of rebalancings in a single year and the number may vary from year to year.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the quantitative model outputs indicate a more attractive investment opportunity for the Fund; (2) when a change in risk exposure is desired by the Adviser; or (3) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI, which is available at www.leadersharesetfs.com. Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Form N-CSR filings, and in its monthly holdings report on Form N-PORT.

ADDITIONAL INFORMATION ABOUT THE RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing and you could lose money by investing in the Funds. A summary description of the principal risks of investing in the Funds is set forth below. Before you decide whether to invest in the Funds, carefully consider these risk factors associated with investing in the Funds, which may cause investors to lose money. There can be no assurance that a Fund will achieve its investment objective.

The table below notes the principal risks identified under “Principal Risks” in the Funds’ summary sections. Following the table, each risk is explained, along with additional risk information with respect to certain other risks relating to the Funds and their investments. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund’s performance.

	Activist Leaders® ETF	Tactical Focused ETF	US Core Equity ETF	Equity Skew ETF	Dynamic Yield ETF
Activist Risk	X
Asset Allocation Risk					X
Bank Loan Risk					X
Calculation Methodology Risk			X
Cash and Cash Equivalents Risk		X
Convertible Securities Risk					X
Credit Risk					X
Credit Spread Risk					X
Currency Risk					X
Cybersecurity Risk	X	X	X	X	X
Emerging Markets Risk				X	X
Equity Risk	X	X	X	X
ETF Structure Risk	X	X	X	X	X
ETF and Mutual Fund Risk		X	X	X	X
Fixed Income Securities Risk					X
Foreign Investments Risk	X			X	X
Gap Risk	X	X	X	X	X
Government-Sponsored Entities Risk		X			X
High Yield (“Junk”) Bond Risk					X
Index Risk			X
Index Tracking Error Risk			X
Issuer Specific Risk					X
Interest Rate Risk					X
Liquidity Risk					X
Management and Strategy Risk	X	X	X	X	X
Market Capitalization Risk	X	X	X	X
Market Risk	X	X	X	X	X
Model Risk					X
Money Market Instrument Risk		X
Mortgage-Backed and Asset-Backed Securities Risk					X
Portfolio Turnover Risk	X	X	X	X	X
Preferred Stock Risk	X	X		X
Prepayment and Extension Risk					X
Quantitative Investing Risk	X	X		X
Recent Market Events	X	X	X	X	X
Rules-Based Strategy Risk	X	X
Sector Focus Risk	X	X	X		X
Consumer Discretionary Sector Risk		X	X
Financials Sector Risk		X	X
Industrials Sector Risk			X
Information Technology Sector Risk	X		X
Tactical Overlay Strategy Risk		X
Valuation Risk					X
Variable or Floating Rate Securities Risk					X
Volatility Risk	X	X	X		X
Yield Curve Risk					X

Principal Risks

Activist Risk

An activist investor uses an equity stake in a company to put public pressure on the company’s management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or to reduce expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. Although the Fund does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the Adviser believes have potential for capital appreciation resulting from such changes. The Adviser’s evaluation of companies may prove incorrect, or the efforts which they invest may not be successful, or even if successful, may have unintended affects or cause the Fund’s investment to lose value.

Asset Allocation Risk

Asset allocation risk is the risk that the selection by a manager of a fund in which the Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

Bank Loan Risk

The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest, which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

Calculation Methodology Risk

The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser, nor Solactive, AG can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Unusual market conditions may also cause the Adviser, as index provider, to postpone a scheduled rebalance to an underlying index, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the underlying index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Adviser or its agents may also carry out additional ad hoc rebalances to an underlying index in order to, for example, reach certain weighting constraints, account for unusual market conditions or correct an error in the selection of index constituents.

Cash and Cash Equivalents Risk

The Fund may hold a significant position in cash and/or cash equivalents. When the Fund’s investments in cash or cash equivalents increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Convertible Securities Risk

Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

Credit Risk

If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

The Fund may invest in securities which are subordinated in right of payment to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The Fund is more likely to suffer a credit loss on subordinated securities of an issuer than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Credit Spread Risk

The risk that credit spreads (or the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of lower-rated securities.

Currency Risk

The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Emerging Markets Risk

Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investment in such company. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Equity Risk

The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Structure Risk

Each Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

•	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third- party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

•	Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV (premium) or less than the NAV (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying net asset value.

•	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

•	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/ or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

ETF and Mutual Fund Risk

Investing in ETFs or mutual funds (including other funds managed by the Adviser) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Fixed Income Securities Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Investments Risk

Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since the inauguration of Donald Trump as President of the United States on January 20, 2025, the Trump administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs on China and long-time U.S. allies, Mexico and Canada, suggestions that the United States should control sovereign foreign territories, and attempts to restructure federal government agencies with international influence. In particular, the Trump administration has sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These, as well as other potential effects which are not currently known, may have a negative impact on the Fund or on markets generally. The Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Gap Risk

The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.

Government-Sponsored Entities Risk

The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

High Yield (“Junk”) Bond Risk

High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Index Risk

The US Core Equity ETF is not actively-managed and its Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index as addressed in the Index methodology. The US Core Equity ETF invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The US Core Equity ETF does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the US Core Equity ETF. The Fund does not utilize an investment strategy that seeks returns in excess of the Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund did not attempt to track the performance of the Index.

Index Tracking Error Risk

As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in the Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Issuer-Specific Risk

The value of a specific security or option can be more volatile than the market as a whole and may perform worse than the market as a whole. The value of large cap securities, as represented by the S&P 500 Index, can be more volatile than smaller cap securities due to differing market reactions to adverse issuer, political, regulatory, market, or economic developments.

Interest Rate Risk

Prices of fixed income securities tend to move inversely with changes in interest rates.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities.  For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.  Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Liquidity Risk

Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments.

Management and Strategy Risk

The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Capitalization Risk

Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes and may be more prone to global economic risks. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Market Risk

The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Adviser. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Model Risk

The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in the models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Money Market Instrument Risk

The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Recently, the SEC proposed amendments to money market fund rules intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-related and asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Portfolio Turnover Risk

Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Preferred Stock Risk

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment and Extension Risk

Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in the Fund’s net asset value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage-and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Quantitative Investing Risk

The Adviser may use proprietary computer trading modeling systems to implement its investment strategies for the Fund. Investments selected using these models may perform differently than the market as a whole or from their expected performance as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends and technical issues in the construction and implementation of the models. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund if they are accurate. These systems may negatively affect Fund performance for various reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Recent Market Events

Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Rules-Based Strategy Risk

A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.

Sector Focus Risk

From time to time, the Fund may invest a significant amount of its total assets in each of certain sectors of the economy. Each of those sectors may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies, which may impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding.

Consumer Discretionary Sector Risk. Consumer discretionary companies, such as retailers, media companies, and consumer services companies, provide non-essential goods and services. The success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector. A recent example is the negative impact on the consumer discretionary sector of the aggressive measures taken worldwide by governments in response to COVID-19, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Tactical Overlay Strategy Risk

The Adviser employs a multi-factor tactical risk management overlay that seeks to identify periods of above average risk and exit positions in equity securities during such periods of above average risk. The failure of the overlay strategy to timely or properly identify periods of above average risk may prevent the Fund from avoiding losses in bad markets or may cause the Fund to miss gains in good markets.

Valuation Risk

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Adviser may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Adviser had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

Variable or Floating Rate Securities Risk

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Because the Adviser seeks to invest in companies that have a favorable outlook for long-term growth, generally over five to ten years, short-term investors may not reap the full benefits of the Fund’s investment strategy.

Yield Curve Risk

This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Additional Information About Risks

The Funds’ SAI, which is incorporated by reference into this Prospectus, includes more information about the Funds and their investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in a Fund. The Funds could be subject to additional risks because the types of investments they make may change over time.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Redwood Investment Management, LLC is the Funds’ investment adviser and provides investment advisory services to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). The Adviser was founded in 2010 and its principal address is 4110 N. Scottsdale Road, Suite 125, Scottsdale, Arizona 85251. The Adviser is registered with the U.S. Securities and Exchange Commission and provides investment advice to certain individuals, high net worth individuals, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, other investment advisory firms, affiliated registered investment companies and a pooled investment vehicle.

Pursuant to the Advisory Agreement, the Funds pays the Adviser an annual advisory fee as follows:

Fund	Advisory Fee as a % of the Fund’s Average Daily Net Assets
Activist Leaders® ETF	0.75%
Tactical Focused ETF	0.99%
US Core Equity ETF	0.75%
Equity Skew ETF	0.75%
Dynamic Yield ETF	0.75%

The Adviser will pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement for each Fund will be available in the Funds’ first Form N-CSR filing.

Portfolio Managers

Michael T. Messinger (with respect to all Funds)

Mr. Messinger is a Portfolio Manager and Managing Partner at Redwood with 18 years of experience in financial services. Mr. Messinger is responsible for overseeing the development, implementation, and live risk management of Redwood’s investment strategies. Prior to launching Redwood in 2010, he served as a Regional Vice President for RiverSource Investments (now known as Columbia Management) from 2007 to 2010. Mr. Messinger also worked as a marketer with ING’s investment management and insurance divisions from 2003 to 2007. Mr. Messinger began his career with UBS Wealth Management in 2000. Mr. Messinger holds a Bachelor’s degree in Finance from the University of Arizona.

Michael T. Cheung (with respect to all Funds)

Mr. Cheung is a Portfolio Manager and Managing Partner at Redwood. Mr. Cheung has been with Redwood since 2013, and conducts research and macro analysis on current and prospective investments. His primary focus is on research, development, and testing of systematic investment strategies. He is also responsible for proprietary research software design and development, having experience working with a variety of programming languages and database structures. Mr. Cheung brings several years of quantitative investing experience, previously positioned as a head trader at a proprietary equities trading desk, responsible for overseeing both automated and discretionary trading systems. Prior to joining Redwood, Mr. Cheung was a quantitative trader at Coastal Trade Securities, LLC from 2010 to 2012 and at Agoge Capital, LLC from 2012 to 2013. Mr. Cheung studied quantitative economics and mathematics at the University of California, Irvine.

Richard M. Duff (With respect to the Activist Leaders® ETF, Tactical Focused ETF, US Core Equity ETF and Equity Skew ETF only)

Mr. Duff is Managing Partner at Redwood and has been with Redwood since 2015. Mr. Duff began his career in 1994 as a member of the equity portfolio management committee at Pacific Income Advisers, that used a proprietary quantitative screening process combined with a team based qualitative overlay to manage U.S. core equity portfolios. Later he was a Managing Director at BlackRock, where he was Co-Head of the Private Client Group and a member of the Equity Operating Committee. Under his leadership, BlackRock launched its first quantitative factor-based suite of equity focused closed end funds. Immediately prior to joining Redwood, Mr. Duff was a partner and member of the investment committee at OMT Capital Management from 2010 to 2015, the general partner for Hawthorne Capital Partners, a long-short equity hedge fund focused on small cap U.S. equities. Mr. Duff received his Bachelor’s degree from the University of California, Berkeley, and received his Juris Doctorate from University of San Francisco, School of Law.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Adviser determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser, and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made by the Adviser, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Adviser employs fair value pricing to ensure greater accuracy in determining the Fund’s daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Adviser may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Adviser may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Funda to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Funds are issued and redeemed only in large quantities of shares known as Creation Units available only from the Funda directly to Authorized Participants, and that most trading in the Funds occurs on the Exchange at prevailing market prices and does not involve the Funds directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Funds or its shareholders. In addition, frequent trading of shares of the Funds done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.leadersharesetfs.com with respect to the Funds: (i) information for each portfolio holding that will form the basis of the next calculation of a Fund’s net asset value per share; (ii) a Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days a Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) a Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year a Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

Distributions of net investment income, if any, are declared and paid annually typically in December by the Activist Leaders® ETF, Tactical Focused ETF, Equity Skew ETF, and US Core Equity ETF. The Dynamic Yield ETF declares and pays dividends from net investment income, if any, monthly.

Each Fund distributes its net realized capital gains, if any, to shareholders annually, typically in December. The Funds may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Funds, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Funds to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Funds as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

Distribution and Service Plan

The Board of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Funds have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on a Fund’s average daily net assets, which is paid by the Adviser.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates the Funds’ daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 North Water St., Suite 830, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm and is responsible for auditing the annual financial statements of the Funds.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in a Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of a Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of a Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Householding

To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-617-1444 on days the Funds are open for business or contact your financial institution.

Index and Calculation Agent

The Index was developed by the Adviser to the US Core Equity ETF. The Adviser has entered into an agreement with Solactive, AG to maintain, calculate and distribute information about the market value of the Index. Solactive, AG serves as the Index administrator and is responsible for Index governance.

Index Disclaimers

Neither the Adviser nor Solactive, AG guarantees the accuracy and/or the completeness of the Index or any data included therein, and neither the Adviser nor Solactive, AG shall have any liability for any errors, omissions or interruptions therein. Neither the Adviser nor Solactive, AG make any warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index, trading based on the Index, or any data included therein, either in connection with the Fund or for any other use. Neither the Adviser nor Solactive, AG makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall either the Adviser or Solactive, AG have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Fund and the Adviser make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Index to track general stock market performance. The Adviser has no obligation to take the needs of the Trust, the Fund or the owners of the Fund into consideration in determining, composing or calculating the Index.

The Index is the property of the Adviser, which has contracted with the Calculation Agent to calculate and maintain the Index. Solactive, AG will not be liable for any errors or omissions in calculating the Index. The Fund is not sponsored, endorsed, sold or promoted by Solactive, AG. Solactive, AG does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. Solactive, AG’s only relationship to the Adviser with respect to the Index is the licensing of certain trademarks, service marks and trade names of Solactive, AG, and the provision of the calculation services related to the Index. Solactive, AG is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may converted into cash or other redemption mechanics. Solactive, AG has no obligation or liability in connection with the administration, marketing or trading of the Fund. Solactive, AG is not an investment adviser. Inclusion of a security within the Index is not a recommendation by Solactive, AG to buy, sell, or hold such security, nor is it investment advice.

SOLACTIVE, AG DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. SOLACTIVE, AG SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. SOLACTIVE, AG MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL SOLACTIVE, AG BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

APPENDIX C

FINANCIAL HIGHLIGHTS OF TARGET FUNDS

The following tables are intended to help you understand each Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total return figures in the tables represent the rate that an investor in each Target Fund would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). The financial information for each Target Fund has been audited by the Cohen & Company, Ltd., the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements and related notes, are included in the Target Funds’ Annual Financials and Other Information, which are included as part of the Target Funds’ most recent Form N-CSR filing and are available upon request by calling 1-480-757-4277.

LeaderShares® Activist Leaders® ETF

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	Ended	Ended
	April 30, 2025		October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 *
	(Unaudited)
Net asset value, beginning of year/period	$32.17		$27.79	$28.86	$38.48	$24.29	$25.00
Activity from investment operations:
Net investment income (loss) (1)	0.17		0.31	0.33	0.15	0.01	(0.00	)**
Net realized and unrealized gain (loss) on investments	(2.33)		4.47	(1.32)	(6.98)	14.21	(0.71)
Total from investment operations	(2.16)		4.78	(0.99)	(6.83)	14.22	(0.71)
Less distributions from:
Net investment income	(0.26)		(0.40)	(0.08)	(0.36)	(0.03)	—
Return of capital	—		—	—	(2.43)	—	—
Total distributions	(0.26)		(0.40)	(0.08)	(2.79)	(0.03)	—
Net asset value, end of year/period	$29.75		$32.17	$27.79	$28.86	$38.48	$24.29
Market price, end of year/period	$29.81		$32.16	$27.81	$28.90	$38.49	$24.30
Total return (2)	(6.78	)%(5)	17.17%	(3.43)%	(19.11)%	58.60%	(2.84	)%(5)
Net assets, at end of year/period (000s)	$16,363		$69,970	$87,537	$82,255	$76,961	$42,513
Ratio of expenses to average net assets	0.75	%(4)	0.75%	0.75%	0.75%	0.75%	0.75	%(4)
Ratio of net investment income to average net assets	1.06	%(4)	0.95%	1.07%	0.45%	0.02%	(0.75	)%(4)
Portfolio Turnover Rate (3)	97	%(5)	90%	89%	67%	49%	3	%(5)

*	Fund commenced operation on October 26, 2020.

**	Represents less than $0.01 per share.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year/period.

(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share.

(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in creations or redemptions.

(4)	Annualized.

(5)	Not annualized.

LeaderShares® AlphaFactor® Tactical Focused ETF

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	Ended	Ended
	April 30, 2025		October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020*
	(Unaudited)
Net asset value, beginning of year/period	$40.73		$32.43	$32.98	$35.11	$24.09	$25.00
Activity from investment operations:
Net investment income (1)	0.33		0.49	0.44	0.49	0.51	0.03
Net realized and unrealized gain (loss) on investments	(2.15)		8.45	(0.88)	(1.40)	10.60	(0.94)
Total from investment operations	(1.82)		8.94	(0.44)	(0.91)	11.11	(0.91)
Less distributions from:
Net investment income	(0.52)		(0.64)	(0.11)	(0.88)	(0.09)	—
Return of capital	—		—	—	(0.34)	—	—
Total distributions	(0.52)		(0.64)	(0.11)	(1.22)	(0.09)	—
Net asset value, end of year/period	$38.39		$40.73	$32.43	$32.98	$35.11	$24.09
Market price, end of year/period	$38.39		$40.77	$32.42	$32.93	$35.13	$24.10
Total return (2)	(4.52	)%(5)	27.93%	(1.32)%	(2.76)%	46.20%	3.64	%(5)
Net assets, at end of year/period (000s)	$97,888		$122,196	$186,454	$157,485	$128,144	$47,571
Ratio of expenses to average net assets	0.99	%(4)	0.99%	0.99%	0.99%	0.99%	0.99	%(4)
Ratio of net investment income to average net assets	1.65	%(4)	1.33%	1.33%	1.48%	1.53%	16.95	%(4)
Portfolio Turnover Rate (3)	66	%(5)	107%	192%	229%	78%	0	%(5)

*Fund	commenced operation on October 26, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year/period.

(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share.

(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in creations or redemptions.

(4)	Annualized.

(5)	Not annualized.

LeaderShares® AlphaFactor® US Core Equity ETF

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	For the Six Months	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	April 30, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
	(Unaudited)
Net asset value, beginning of year/period	$40.87	$30.58	$30.18	$33.72	$24.72	$25.44
Activity from investment operations:
Net investment income (1)	0.15	0.18	0.27	0.27	0.11	0.17
Net realized and unrealized gain (loss) on investments	(1.73)	10.40	0.23	(3.56)	8.99	(0.71)
Total from investment operations	(1.58)	10.58	0.50	(3.29)	9.10	(0.54)
Less distributions from:
Net investment income	(0.17)	(0.29)	(0.10)	(0.25)	(0.10)	(0.18)
Return of capital	—	—	—	—	—	(0.00)*
Total distributions	(0.17)	(0.29)	(0.10)	(0.25)	(0.10)	(0.18)
Net asset value, end of year/period	$39.12	$40.87	$30.58	$30.18	$33.72	$24.72
Market price, end of year/period	$39.08	$40.85	$30.56	$30.20	$33.78	$24.72
Total return (2)	(3.88) (5)	34.79%	1.66%	(9.76)%	36.84%	(2.09)%
Net assets, at end of year/period (000s)	$131,051	$156,311	$155,180	$146,385	$123,093	$73,540
Ratio of expenses to average net assets	0.75% (4)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	0.71% (4)	0.49%	0.85%	0.88%	0.35%	0.70%
Portfolio Turnover Rate (3)	80% (5)	146%	136%	150%	177%	181%

*Represents	less than $0.01 per share.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year/period.

(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share.

(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in creations or redemptions.

(4)	Annualized.

(5)	Not annualized.

LeaderShares® Equity Skew ETF

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	Ended	Ended
	April 30, 2025		October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020*
	(Unaudited)
Net asset value, beginning of year/period	$33.63		$27.73	$28.32	$37.34	$28.06	$25.00
Activity from investment operations:
Net investment income (1)	0.26		0.37	0.27	0.30	0.28	0.09
Net realized and unrealized gain (loss) on investments	(3.00)		5.90	(0.75)	(6.31)	10.67	2.97
Total from investment operations	(2.74)		6.27	(0.48)	(6.01)	10.95	3.06
Less distributions from:
Net investment income	(0.45)		(0.37)	(0.11)	(0.46)	(0.26)	—
Net realized gains	—		—	—	—	(1.41)	—
Return of capital	—		—	—	(2.55)	—	—
Total distributions	(0.45)		(0.37)	(0.11)	(3.01)	(1.67)	—
Net asset value, end of year/period	$30.44		$33.63	$27.73	$28.32	$37.34	$28.06
Market price, end of year/period	$30.49		$33.67	$27.69	$28.27	$37.41	$27.83
Total return (2)	(8.28	)%(5)	22.73%	(1.69)%	(17.47)%	40.17%	12.24	%(5)
Net assets, at end of year/period (000s)	$60,129		$100,064	$133,812	$116,817	$105,478	$54,020
Ratio of expenses to average net assets	0.75% (4)		0.75%	0.75%	0.75%	0.75%	0.75	%(4)
Ratio of net investment income to average net assets	1.54	% (4)	1.14%	0.92%	0.95%	0.80%	0.71	%(4)
Portfolio Turnover Rate (3)	101	% (5)	190%	143%	184%	58%	57	%(5)

*Fund	commenced operation on May 11, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year/period.

(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share.

(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in creations or redemptions.

(4)	Annualized.

(5)	Not annualized.

LeaderShares® Dynamic Yield ETF

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	For the Six Months		For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	Ended
	April 30, 2025		October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 *
	(Unaudited)
Net asset value, beginning of year/period	$22.69		$21.59	$21.60	$25.07	$25.00
Activity from investment operations:
Net investment income (1)	0.47		1.00	0.72	0.36	0.18
Net realized and unrealized gain (loss) on investments	(0.12)		1.09	(0.03)	(3.46)	0.04
Total from investment operations	0.35		2.09	0.69	(3.10)	0.22
Less distributions from:
Net investment income	(0.51)		(0.99)	(0.70)	(0.36)	(0.15)
Net realized gains	—		—	—	(0.01)	—
Total distributions	(0.51)		(0.99)	(0.70)	(0.37)	(0.15)
Net asset value, end of year/period	$22.53		$22.69	$21.59	$21.60	$25.07
Market price, end of year/period	$22.48		$22.64	$21.54	$21.61	$25.12
Total return (2)	1.58	%(5)	9.80%	3.17%	(12.45)%	0.88	%(5)
Net assets, at end of year/period (000s)	$55,208		$68,080	$88,516	$89,653	$71,461
Ratio of expenses to average net assets	0.75	%(4)	0.75%	0.75%	0.75%	0.75	%(4)
Ratio of net investment income to average net assets	4.15	%(4)	4.43%	3.23%	1.58%	2.11	%(4)
Portfolio Turnover Rate (3)	1	%(5)	47%	0%	66%	6	%(5)

*	Fund commenced operation on June 28, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year/period.

(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share.

(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in creations or redemptions.

(4)	Annualized.

(5)	Not annualized.

APPENDIX D

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Target Fund, and the fees and expenses of the corresponding Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of this Proxy Statement/Prospectus.

The Reorganization of a Target Fund will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. In particular, each security held by a Target Fund is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments for each Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

D-1

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® AlphaFactor® US Core Equity ETF

LeaderShares® Equity Skew ETF

LeaderShares® Dynamic Yield ETF

each a series of Two Roads Shared Trust (the “Trust”)

(each a “Target Fund” and collectively, the “Target Funds”)

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-480-757-4277

INTO

LeaderShares® Activist Leaders® ETF

LeaderShares® AlphaFactor® Tactical Focused ETF

LeaderShares® AlphaFactor® US Core Equity ETF

LeaderShares® Equity Skew ETF

LeaderShares® Dynamic Yield ETF

each a series of Investment Managers Series Trust II (the “IMST II Trust”)

(each, an “Acquiring Fund” and collectively, the “Acquiring Funds”)

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-888-617-1444

This Statement of Additional Information (“SAI”) of IMST II Trust, a Delaware statutory trust, is being furnished in connection with the reorganization each Target Fund into the corresponding Acquiring Fund, each a newly formed fund organized as a separate series of the IMST II Trust, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated July [  ], 2025 (the “Proxy Statement”) for the Special Meeting of Shareholders of the Target Funds to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 15, 2025, at 10:00 a.m. Eastern time. This SAI is not a prospectus. Copies of the Proxy Statement may be obtained at no charge by writing to the Target Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-480-757-4277, or by writing to the Acquiring Funds’ distributor, IMST Distributors, LLC at 190 Middle Street, Suite 301, Portland, Maine 04101 or by calling toll free 1-888-617-1444.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission (the “SEC”) and will be sent to any shareholder requesting this SAI:

•	The Target Funds’ Prospectus and Statement of Additional Information, each dated March 1, 2025 (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001013762-25-000192);

•	The Target Funds’ Annual Financial Statements for the fiscal year ended October 31, 2024, included in the Target Funds’ report on Form N-CSR (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001580642-25-000224);

•	The Target Funds’ Semi-Annual Financial Statements for the fiscal year ended April 30, 2025, included in the Target Funds’ report on Form N-CSR (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001580642-25-004160); and

•	The Acquiring Funds’ Prospectus and Statement of Additional Information each dated March 20, 2025, (File No. 811-22894; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001213900-25-025594).

Each Acquiring Fund currently has no assets or liabilities. Each Acquiring Fund will commence operations upon the completion of its respective Reorganization and will continue the operations of its corresponding Target Fund. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein.

The date of this SAI is July [   ], 2025.

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), except to the extent of direct losses finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence, willful misconduct or fraud of Distributor in the performance of Distributor’s duties, obligations, representations, warranties or indemnities under the Distribution Agreement or an intermediary agreement, the Trust has agreed to indemnify, defend and hold harmless Distributor Associates from and against losses (including legal fees and costs to enforce the indemnity) that Distributor Associates suffer, incur, or pay as a result of any third-party claim or claim among the parties arising out of the subject matter of or otherwise in any way related to the Distribution Agreement or an intermediary agreement (“Claims”), including but not limited to: (i) all actions taken by Distributor or Distributor Associates that are necessary to provide the services under the Distribution Agreement and/or an intermediary agreement, and including any transactions occurring by or though the Distributor sponsored NSCC number with respect to the Funds involving a financial intermediary that does not have an intermediary agreement executed with Distributor (to the extent applicable in connection with a conversion of services to Distributor), or in reliance upon any instructions, information, or requests, whether oral, written or electronic, received from the Trust or its officers; or (ii) any Claims that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Trust and/or the Trust’s investment adviser or other information filed or made public by the Trust (as from time to time amended) include an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law.

ITEM 16.	EXHIBITS

(1)	Charter Documents:

	(a)	Amended and Restated Agreement and Declaration of Trust of Registrant dated January 19, 2023 is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 380 on Form N-1A filed with the Commission on February 24, 2023.

	(b)	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

(2)	By-Laws:

	(a)	Amended By-Laws of Registrant are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.

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(3)	Not applicable.

(4)	Agreement and Plan of Reorganization:

(a) Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(6)	Investment Management Agreements:

(a) Form of Investment Advisory Agreement between the Trust and Redwood Investment Management, LLC is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 446 filed with the Commission on March 20, 2025.

(7)	Distribution Agreements:

(a) (1) Form of ETF Distribution Agreement between the Registrant and IMST Distributors, LLC is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

(i) Form of Novated ETF Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 272 filed with the Commission on December 23, 2021.

(ii) Fourth Amendment to Novated ETF Distribution Agreement dated July 20, 2022 is incorporated herein by reference to Exhibit (e)(2)(i) of Post-Effective Amendment No. 338 filed with the Commission on July 28, 2022.

(2) Form of Authorized Participation Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 446 filed with the Commission on March 20, 2025.

(8)	Not applicable.

(9)	Custody Agreements:

(a) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH & Co.”) is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

(10)	Distribution Plan and Rule 18f-3 Plan:

(a) Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 446 filed with the Commission on March 20, 2025.

(b) Rule 18f-3 Plan – not applicable.

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(11)	Opinion of Counsel:

(a) Opinion and consent of counsel as to the legality of the securities being registered is incorporated herein by reference to Exhibit 16.11.(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on June 11, 2025.

(12)	Form of Opinion as to tax matters and consent is incorporated herein by reference to Exhibit 16.12 of the Registrant’s Registration Statement on Form N-14 filed with the Commission on June 11, 2025.

(13)	Other Material Contracts:

(a) Form of Administrative Agency Agreement between the Registrant and BBH & Co. is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

(b) Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

(14)	Other Opinions:

(a) Consent of Cohen & Company, Ltd. – filed herewith.

(15)	Not applicable.

(16)	Power of Attorney:

(a) Power of Attorney is incorporated by reference to Exhibit 16.16(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on June 11, 2025.

(17)	Proxy Card:

(a) Form of Proxy Card – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 18th day of July, 2025.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 18th day of July, 2025 by the following persons in the capacities indicated below.

Signature	Title

†
Thomas Knipper	Trustee

†
Kathleen K. Shkuda	Trustee

†
Larry D. Tashjian	Trustee

†
John P. Zader	Trustee

†
Joy Ausili	Trustee

†
Terrance Gallagher	Trustee

/s/ Scott Schulenburg
Scott Schulenburg	President and Principal Executive Officer

/s/ Rita Dam
Rita Dam	Treasurer, Principal Accounting Officer and Principal Financial Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed on June 11, 2025.

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Exhibit Index

Consent of Cohen & Company, Ltd.	Ex-16.14(a)
Form of Proxy Card	Ex-16.17(a)

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